   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                 REGISTRATION FILE NO. 333-84475

                                                                        811-4460

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                                 POST-EFFECTIVE

                                AMENDMENT NO. 4                              [X]

                                     AND/OR


                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940                 [ ]
                                AMENDMENT NO. 9                              [X]

                     (CHECK THE APPROPRIATE BOX OR BOXES.)

                            ------------------------
                  NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1
           (FORMERLY PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT)
                           (EXACT NAME OF REGISTRANT)

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
               (FORMERLY PROVIDENT MUTUAL LIFE INSURANCE COMPANY)
                              (NAME OF DEPOSITOR)

                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000

                             KATHERINE DEPERI, ESQ.
                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, DC 20004-2415


     It is proposed that this filing will become effective (check appropriate box):



        [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.



        [ ]  On May 1, 2003 pursuant to paragraph (b) of Rule 485.



        [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.



        [X]  On May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.



     TITLE OF SECURITIES BEING REGISTERED: Flexible Premium Adjustable Survivorship Variable Life Insurance Policies

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROSPECTUS


                                      FOR


                    FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP

                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA

      FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP
           VARIABLE LIFE INSURANCE POLICY


                      Issued by

     NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

                         and

    NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
      (FORMERLY PROVIDENT MUTUAL LIFE INSURANCE
                      COMPANY)

              SERVICE CENTER          MAIN ADMINISTRATIVE OFFICE
           300 CONTINENTAL DRIVE       1000 CHESTERBROOK BLVD.
          NEWARK, DELAWARE 19713      BERWYN, PENNSYLVANIA 19312

              TELEPHONE: (800) 688-5177
                                                              PROSPECTUS


                                                             May 1, 2003



This prospectus describes a flexible premium adjustable survivorship variable life insurance policy ("Policy") issued by Nationwide Life Insurance Company of America (the "Company" or "NLICA"). The Policy, which is called a "survivorship" policy because it is issued on the lives of two Insureds, is a long-term investment designed to provide significant life insurance benefits for the Insureds. This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.


You can allocate your Policy's values to:

      --  Nationwide Provident VLI Separate
       Account 1 (the "Separate Account"), which invests in the Portfolios listed on this page; or

      --  the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the Portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

      --  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

      --  ARE NOT FEDERALLY INSURED;

      --  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

      --  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

   THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Portfolios are available:

     -- THE MARKET STREET FUND

        All Pro Broad Equity Portfolio


        All Pro Large Cap Growth Portfolio


        All Pro Large Cap Value Portfolio


        All Pro Small Cap Growth Portfolio


        All Pro Small Cap Value Portfolio

        Equity 500 Index Portfolio

        International Portfolio


        Mid Cap Growth Portfolio


        Balanced Portfolio


        Bond Portfolio

        Money Market Portfolio


     -- THE ALGER AMERICAN FUND


        Small Capitalization Portfolio



     -- AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.


        VP International


        VP Ultra(R)


        VP Value


     -- DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)
        Appreciation Portfolio


     -- FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

        Equity-Income Portfolio
        Growth Portfolio

        High Income Portfolio

        Overseas Portfolio

        Asset Manager(SM) Portfolio


        Contrafund(R) Portfolio


        Investment Grade Bond Portfolio


     -- JANUS ASPEN SERIES (SERVICE SHARES)
        Capital Appreciation Portfolio

        Global Technology Portfolio


        International Growth Portfolio



     -- NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST


        Limited Maturity Bond Portfolio


        Partners Portfolio

     -- OPPENHEIMER VARIABLE ACCOUNT FUNDS


        Capital Appreciation Fund/VA

        Global Securities Fund/VA

        Main Street Growth & Income Fund/VA



     -- STRONG OPPORTUNITY FUND II, INC.


        Strong Opportunity Fund II



     -- STRONG VARIABLE INSURANCE FUNDS, INC.


        Strong Mid Cap Growth Fund II



     -- VAN ECK WORLDWIDE INSURANCE TRUST


        Worldwide Bond Portfolio


        Worldwide Emerging Markets Portfolio


        Worldwide Hard Assets Portfolio


        Worldwide Real Estate Portfolio

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


POLICY BENEFITS/RISKS SUMMARY.........    1
  POLICY BENEFITS.....................    1
     Death Benefit....................    1
     Policy Cancellation, Surrender,
       and Partial Withdrawals........    2
     Transfers........................    2
     Loans............................    2
     Personalized Illustrations.......    3
  POLICY RISKS........................    3
     Investment Risk..................    3
     Risk of Lapse....................    3
     Tax Risks........................    3
     Withdrawal and Surrender Risks...    4
     Loan Risks.......................    4
  PORTFOLIO RISKS.....................    4
FEE TABLE.............................    5
THE POLICY............................   11
  Purchasing a Policy.................   11
  When Insurance Coverage Takes
     Effect...........................   11
  Canceling a Policy (Free Look
     Right)...........................   11
  Ownership and Beneficiary Rights....   12
  Modifying the Policy................   12
  Other Policies......................   12
PREMIUMS..............................   13
  Allocating Premiums.................   14
  Delay in Allocation.................   14
POLICY ACCOUNT VALUES.................   14
  Policy Account Value................   14
  Net Cash Surrender Value............   15
  Subaccount Value....................   15
  Unit Value..........................   15
  Guaranteed Account Value............   16
  Special Policy Account Value
     Credit...........................   16
DEATH BENEFIT.........................   16
  Insurance Proceeds..................   16
  Death Benefit Options...............   17
  Changing Death Benefit Options......   18
  Decreasing the Face Amount..........   18
  Settlement Options..................   18
SURRENDERS AND PARTIAL WITHDRAWALS....   19
  Surrenders..........................   19
  Partial Withdrawals.................   19
TRANSFERS.............................   20
  Additional Transfer Rights..........   21
LOANS.................................   22
TELEPHONE, FAX, AND E-MAIL REQUESTS...   23
POLICY LAPSE AND REINSTATEMENT........   23
  Lapse...............................   23
  Reinstatement.......................   24
THE COMPANY AND THE GUARANTEED
  ACCOUNT.............................   24
  Nationwide Life Insurance Company of
     America..........................   24
  The Guaranteed Account..............   24
THE SEPARATE ACCOUNT AND THE
  PORTFOLIOS..........................   25
  The Separate Account................   25
  The Portfolios......................   26
  Addition, Deletion, or Substitution
     of Investments...................   29
  Voting Portfolio Shares.............   30
CHARGES AND DEDUCTIONS................   30
  Premium Expense Charge..............   30
  Monthly Deduction...................   31
  Mortality and Expense Risk Charge...   32
  Surrender Charges...................   33
  Partial Withdrawal Charge...........   34
  Transfer Charge.....................   34
  Loan Interest Charge................   34
  Portfolio Expenses..................   35
FEDERAL TAX CONSIDERATIONS............   35
  Tax Treatment of Policy Benefits....   36
SPLIT DOLLAR ARRANGEMENTS.............   38
SUPPLEMENTAL BENEFITS AND RIDERS......   39
SALE OF THE POLICIES..................   40
STATE VARIATIONS......................   41
LEGAL PROCEEDINGS.....................   41
FINANCIAL STATEMENTS..................   41
GLOSSARY..............................   42
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS...................   45

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The Policy is a flexible premium adjustable survivorship variable life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Guaranteed Account, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM POLICY ACCOUNT VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                POLICY BENEFITS

DEATH BENEFIT


 -- INSURANCE PROCEEDS. We pay Insurance Proceeds to the Beneficiary upon due proof of the deaths of both Insureds. The Insurance Proceeds are not payable, in whole or in part, at the time of the Insureds' first death. The Insurance Proceeds equal the death benefit and any additional insurance provided by Rider less any Indebtedness and unpaid Monthly Deductions.



 -- DEATH BENEFIT OPTION A AND OPTION B. In the Application, you choose between two death benefit options under the Policy. We will not issue the Policy until you have elected a death benefit option. We calculate the amount available under each death benefit option as of the last surviving Insured's date of death.


  -- DEATH BENEFIT OPTION A is equal to the greater of:

      -- the Face Amount (which is the amount of insurance you select); OR

      -- the Policy Account Value multiplied by the applicable percentage listed in the table below.

  -- DEATH BENEFIT OPTION B is equal to the greater of:

      -- the Face Amount PLUS the Policy Account Value; or

      -- the Policy Account Value multiplied by the applicable percentage listed in the table below.


     ATTAINED AGE                         ATTAINED AGE
OF THE YOUNGER INSURED  PERCENTAGE   OF THE YOUNGER INSURED  PERCENTAGE
----------------------  ----------   ----------------------  ----------
     40 and under          250%                60               130%
     45                    215%                65               120%
     50                    185%                70               115%
     55                    150%          75 through 90          105%
                                         95 through 99          100%


  For Attained Ages not shown, the percentages decrease pro rata for each full year.


      -- CHANGE IN DEATH BENEFIT OPTION AND DECREASE IN FACE AMOUNT. After the first Policy Year, you may change death benefit options while the Policy is in force. Also, after the first Policy Year, you may decrease the Face Amount subject to certain conditions. We may apply a surrender charge if you decrease your Face Amount. A change in death benefit option or Face Amount may have tax consequences.

POLICY CANCELLATION, SURRENDER, AND PARTIAL WITHDRAWALS

 -- POLICY CANCELLATION. When you receive your Policy, a 10-day "free look" period begins. You may return your Policy during this period and receive a refund.

 -- SURRENDER. At any time while the Policy is in force, you may make a Written Request (by submitting our Surrender form to us) to Surrender your Policy and receive the Net Cash Surrender Value. A Surrender may have tax consequences.

 -- PARTIAL WITHDRAWALS. After the first Policy Year, you may make a Written Request to withdraw part of the Net Cash Surrender Value, subject to the following rules. Partial withdrawals may have tax consequences.

     -- You must request at least $1,500.

     -- For each partial withdrawal, we deduct a $25 fee from the remaining
        Policy Account Value.

     -- If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the partial withdrawal.

     -- Unless you specify otherwise, we will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.

TRANSFERS

 --  You may make transfers among the Subaccounts and the Guaranteed Account.

 --  We charge $25 for the 13th and each additional transfer during a Policy
     Year.

 -- Transfers out of the Guaranteed Account may be made only within 30 days of a Policy Anniversary.

 -- The minimum amount you may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.

LOANS

 -- You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is the Net Cash Surrender Value. Loans may have tax consequences.

 -- We charge you a maximum annual interest rate of 6% ("charged interest rate") on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.


 -- We credit interest on amounts in the Loan Account ("earned interest rate") and we guarantee that the annual earned interest rate will not be lower than 4%. We currently credit an earned interest rate of 4.50% to amounts in the Loan Account until the 15th Policy Anniversary, and 5.50% annually thereafter.


 -- As collateral for the loan, we transfer an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless you specify another allocation.


 -- You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Policy is in force.



 -- We deduct any Indebtedness from the Policy Account Value upon Surrender, and from the Insurance Proceeds payable on the death of the last surviving Insured.

PERSONALIZED ILLUSTRATIONS

 -- You will receive personalized illustrations that reflect your own particular circumstances. These illustrations may help you to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help you compare the Policy to other life insurance policies. These illustrations also show the value of Premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the Premiums paid plus accumulated interest) if you Surrender the Policy in the early Policy Years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

                                  POLICY RISKS

INVESTMENT RISK

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You COULD lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. If you allocate Net Premiums to the Guaranteed Account, then we credit your Policy Account Value (in the Guaranteed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE


If your Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will Lapse (terminate without value) unless you make a sufficient payment during the Grace Period. Your Policy may also Lapse if your Indebtedness reduces the Net Cash Surrender Value to zero. Your Policy generally will not Lapse: (1) during the first 5 Policy Years, if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium; (2) if you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or (3) if you make a payment equal to 3 Monthly Deductions before the end of the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.


TAX RISKS


We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of Premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.


Depending on the total amount of Premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS


The surrender charge under the Policy applies for 15 Policy Years after the Policy Date. It is possible that you will receive no Net Cash Surrender Value if you Surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.



Even if you do not ask to Surrender your Policy, surrender charges may play a role in determining whether your Policy will Lapse (terminate without value), because surrender charges decrease the Net Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly Lapse). See "Risk of Lapse," above.


Partial withdrawals are not permitted during the first Policy Year, and we will reduce the Face Amount by the amount of the partial withdrawal if Death Benefit Option A is in effect.

A Surrender or partial withdrawal may have tax consequences.

LOAN RISKS

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the amount of the loan from the Subaccounts and/or Guaranteed Account as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account.


We reduce the amount we pay on the death of both Insureds by the amount of any Indebtedness. Your Policy may Lapse (terminate without value) if your Indebtedness reduces the Net Cash Surrender Value to zero.


A loan may have tax consequences. In addition, if you Surrender a Policy which is not a MEC or allow it to Lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                PORTFOLIO RISKS

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and Surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, takes a Policy loan, or transfers Policy Account Value among the Subaccounts and the Guaranteed Account.


----------------------------------------------------------------------------------------------
                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 MAXIMUM CHARGE
 IMPOSED ON PREMIUMS
 (PREMIUM EXPENSE
 CHARGE):
----------------------------------------------------------------------------------------------
  Premium Tax            Upon receipt of each    0-4% of each premium    0-4% of each premium
  Charge(1)                premium payment      payment, depending on   payment, depending on
                                                 the Insureds' states    the Insureds' states
                                                     of residence            of residence
----------------------------------------------------------------------------------------------
  Percent of Premium     Upon receipt of each   6% of premium payments      6% of premium
  Charge                   premium payment                                   payments(2)
----------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED
 SURRENDER CHARGE:
----------------------------------------------------------------------------------------------
  Deferred Sales        Upon Surrender, Lapse,  The lesser of: (1) 30%  The lesser of: (1) 30%
  Charge(3)              or decrease in Face     of all Premiums paid    of all Premiums paid
                          Amount during the         to the date of          to the date of
                        first 15 Policy Years   Surrender or Lapse, or  Surrender or Lapse, or
                                                  (2) during Policy       (2) during Policy
                                                Years 1-11, 60% of the  Years 1-11, 60% of the
                                                Target Premium(4) for   Target Premium(4) for
                                                   the Initial Face        the Initial Face
                                                        Amount                  Amount

----------------------------------------------------------------------------------------------
  Deferred              Upon Surrender, Lapse,   During Policy Years     During Policy Years
  Administrative         or decrease in Face    1-11, $5.00 per $1,000  1-11, $5.00 per $1,000
  Charge(5)               Amount during the         of Face Amount          of Face Amount
                        first 15 Policy Years

----------------------------------------------------------------------------------------------
 OTHER WITHDRAWAL/           Upon partial         $25 per withdrawal      $25 per withdrawal
 SURRENDER FEES               withdrawal

----------------------------------------------------------------------------------------------
 TRANSFER FEES(6)           Upon transfer          $25 per transfer        $25 per transfer

----------------------------------------------------------------------------------------------


---------------


 (1) We do not deduct a premium tax charge in jurisdictions that impose no premium tax.
     Kentucky imposes an additional city premium tax that applies only to first year premium.
     This tax varies by municipality and is no greater than 12%.



 (2) After the 15th Policy Year, the percent of premium charge decreases to 1.5% of premium payments.



 (3) The deferred sales charge varies based on the Joint Equal Age of the Insureds, and decreases after Joint Equal Age 71. The deferred sales charge decreases each Policy Year to 0% after the 15th Policy Year. Upon a decrease in Face Amount, we deduct a portion of this charge.



 (4) The Target Premium varies based on each Insured's Issue Age and Face Amount. The maximum
     Target Premium for any Policy is $78.61 per $1,000 of Face Amount.



 (5) The deferred administrative charge decreases each Policy Year to $0 after the 15th Policy
     Year. Upon a decrease in Face Amount, we deduct a portion of this charge.



 (6) We do not assess a transfer charge for the first 12 transfers each Policy Year.

----------------------------------------------------------------------------------------------
                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 LOAN INTEREST          On Policy Anniversary    Annual rate of 6.00%    Annual rate of 6.00%
 CHARGE(7)                  or earlier, as        of the loan amount      of the loan amount
                            applicable(8)

----------------------------------------------------------------------------------------------


The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.


----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 COST OF INSURANCE:(9)

----------------------------------------------------------------------------------------------
   Minimum and Maximum    On Policy Date and     $0.00 -- $93.08 per     $0.00 -- $22.45 per
   Charge                 monthly on Policy      $1,000 of net amount    $1,000 of net amount
                            Processing Day      at risk(10) per month     at risk per month

----------------------------------------------------------------------------------------------
   Charge for male and    On Policy Date and     $0.05 per $1,000 of     $0.05 per $1,000 of
   female Insureds        monthly on Policy     net amount at risk per  net amount at risk per
   Joint Equal Age 59,      Processing Day              month                   month
   in the nonsmoker
   Premium Classes, in
   the third Policy
   Year

----------------------------------------------------------------------------------------------
 INITIAL                  On Policy Date and    $17.50 plus $0.11 per   $17.50 plus $0.11 per
 ADMINISTRATIVE           monthly on Policy      $1,000 on the first     $1,000 on the first
 CHARGE(11)                 Processing Day         million of Face         million of Face
                                                      Amount(12)              Amount(12)

----------------------------------------------------------------------------------------------
 MONTHLY                  On Policy Date and      $12 plus $0.03 per     $7.50 plus $0.01 per
 ADMINISTRATIVE CHARGE    monthly on Policy     $1,000 of Face Amount   $1,000 of Face Amount
                            Processing Day

----------------------------------------------------------------------------------------------


---------------


 (7) The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest we charge you for a loan (6.00% annually) and the amount of interest we credit to the Loan Account (guaranteed not be lower than 4.00% annually)).
     After offsetting the 4.50% interest we currently credit to the Loan Account during the first 15 Policy Years, the net cost of loans is 1.50% annually, and after offsetting the
     5.50% interest we currently credit to the Loan Account after the first 15 Policy Years, the net cost of loans is 0.50% annually.



 (8) While a Policy loan is outstanding, loan interest is payable in arrears on each Policy
     Anniversary or, if earlier, on the date of loan repayment, Lapse, Surrender, Policy termination, or the last surviving Insured's death.



 (9) Cost of insurance charges vary based on each Insured's Issue Age, sex, Premium Class,
     Policy Year, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Service Center. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon each
     Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.



(10) The net amount at risk is equal to the death benefit on the Policy Processing Day minus the Policy Account Value on the Policy Processing Day.



(11) We only deduct the initial administrative charge on the first 12 Policy Processing Days.



(12) The initial administrative charge decreases for each million of Face Amount over the first million to $0 on any excess Face Amount over 5 million.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
 MORTALITY AND EXPENSE          Daily            Annual rate of 0.90%    Annual rate of 0.75%
 RISK CHARGE(13)                                 of the average daily    of the average daily
                                                  net assets of each      net assets of each
                                                  Subaccount you are      Subaccount you are
                                                     invested in             invested in

----------------------------------------------------------------------------------------------
 OPTIONAL CHARGES:(14)

----------------------------------------------------------------------------------------------
  Change of Insured              N/A                     None                    None
  Rider

----------------------------------------------------------------------------------------------

  Convertible Term       On Rider Policy Date    $0.09 -- $420.82 per    $0.06 -- $113.16 per
  Life Insurance        and monthly on Policy      $1,000 of Rider         $1,000 of Rider
  Rider:                    Processing Day       coverage amount per     coverage amount per
                                                        month                   month
   Minimum and Maximum
   Charge

----------------------------------------------------------------------------------------------
   Charge for a female   On Rider Policy Date    $0.19 per $1,000 of     $0.13 per $1,000 of
   Insured, Attained    and monthly on Policy   Rider coverage amount   Rider coverage amount
   Age 41, in the           Processing Day            per month               per month
   nonsmoker Premium
   Class

----------------------------------------------------------------------------------------------

  Disability Waiver      On Rider Policy Date     $0.01 -- $1.76 per      $0.01 -- $1.76 per
  Benefit Rider:        and monthly on Policy    $1,000 net amount at    $1,000 net amount at
                            Processing Day          risk per month          risk per month
   Minimum and Maximum
   Charge

----------------------------------------------------------------------------------------------
   Charge for an         On Rider Policy Date    $0.41 per $1,000 net    $0.41 per $1,000 net
   Insured, Attained    and monthly on Policy     amount at risk per      amount at risk per
   Age 41                   Processing Day              month                   month

----------------------------------------------------------------------------------------------
  Final Policy Date              N/A                     None                    None
  Extension Rider

----------------------------------------------------------------------------------------------

  Four Year              On Rider Policy Date     $0.03 -- $2.75 per      $0.03 -- $0.15 per
  Survivorship Term     and monthly on Policy      $1,000 of Rider         $1,000 of Rider
  Life Insurance            Processing Day       coverage amount per     coverage amount per
  Rider:                                                month                   month
   Minimum and Maximum
   Charge

----------------------------------------------------------------------------------------------
   Charge for male and   On Rider Policy Date    $0.12 per $1,000 of     $0.03 per $1,000 of
   female Insureds,     and monthly on Policy   Rider coverage amount   Rider coverage amount
   Joint Equal Age 60       Processing Day            per month               per month

----------------------------------------------------------------------------------------------


---------------


(13) The mortality and expense risk charge may be offset by the Special Policy Account Value
     Credit, which is an amount added to the Policy Account Value in the Subaccounts under certain conditions. (See "Policy Account Value -- Special Policy Account Value Credit.")



(14) Charges for the Convertible Term Life Insurance Rider, Disability Waiver Benefit Rider,
     Four Year Survivorship Term Life Insurance Rider, and Survivorship Additional Insurance
     Benefit Rider may vary based on each Insured's Issue or Attained Age, sex, Premium Class,
     Policy Year, Face Amount, and net amount at risk. Charges based on Attained Age may increase as each Insured ages. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the Rider charges applicable to your Policy, and more detailed information concerning these Rider charges is available on request from our Service Center. Also, before you purchase the
     Policy, we will provide you personalized illustrations of your future benefits under the
     Policy based upon each Insured's Issue Age and Premium Class, the death benefit option,
     Face Amount, planned periodic premiums, and Riders requested.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                            WHEN CHARGE IS      ----------------------------------------------
        CHARGE                 DEDUCTED           GUARANTEED CHARGE         CURRENT CHARGE
----------------------------------------------------------------------------------------------
  Guaranteed Minimum     On Rider Policy Date   $0.01 per every $1,000  $0.01 per every $1,000
  Death Benefit Rider   and monthly on Policy     of Face Amount per      of Face Amount per
                            Processing Day              month                   month

----------------------------------------------------------------------------------------------
  Policy Split Option            N/A                     None                    None
  Rider

----------------------------------------------------------------------------------------------

  Survivorship           On Rider Policy Date    $0.00 -- $93.08 per     $0.00 -- $20.79 per
  Additional Insurance  and monthly on Policy      $1,000 of Rider         $1,000 of Rider
  Benefit Rider:            Processing Day       coverage amount per     coverage amount per
                                                        month                   month
   Minimum and Maximum
   Charge

----------------------------------------------------------------------------------------------
   Charge for male and   On Rider Policy Date    $0.01 per $1,000 of     $0.01 per $1,000 of
   female Insureds,     and monthly on Policy   Rider coverage amount   Rider coverage amount
   Joint Equal Age 55,      Processing Day            per month               per month
   in the preferred
   Premium Classes, in
   the second Policy
   Year following the
   Rider Policy Date

----------------------------------------------------------------------------------------------



The following tables describe the Portfolio fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.



The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by any of the Portfolios for the fiscal year ended December 31, 2002.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):


---------------------------------------------------------------------------------------
                                                              MINIMUM           MAXIMUM
---------------------------------------------------------------------------------------
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that
 are deducted from Portfolio assets, including management
 fees, distribution and/or service (12b-1) fees, and other
 expenses)                                                      [  ]%     --     [  ]%
---------------------------------------------------------------------------------------
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES AFTER CONTRACTUAL
 WAIVERS AND REIMBURSEMENTS(15) (expenses that are deducted
 from Portfolio assets, including management fees,
 distribution and/or service (12b-1) fees, and other
 expenses)                                                      [  ]%     --     [  ]%
---------------------------------------------------------------------------------------


---------------


(15) [DESCRIBE CONTRACTUAL WAIVERS AND REIMBURSEMENTS.]

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):



---------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                        GROSS           TOTAL
                                                                        TOTAL          ANNUAL
                                       MANAGEMENT   12B-1    OTHER      ANNUAL        EXPENSES
PORTFOLIO                                 FEES      FEES    EXPENSES   EXPENSES   (CONTRACTUAL)(16)
---------------------------------------------------------------------------------------------------
 MARKET STREET FUND(17)
---------------------------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio
---------------------------------------------------------------------------------------------------
  All Pro Broad Equity Portfolio
---------------------------------------------------------------------------------------------------
  Mid Cap Growth Portfolio
---------------------------------------------------------------------------------------------------
  Bond Portfolio
---------------------------------------------------------------------------------------------------
  Balanced Portfolio
---------------------------------------------------------------------------------------------------
  Money Market Portfolio
---------------------------------------------------------------------------------------------------
  Equity 500 Index Portfolio
---------------------------------------------------------------------------------------------------
  International Portfolio
---------------------------------------------------------------------------------------------------
 THE ALGER AMERICAN FUND
---------------------------------------------------------------------------------------------------
  Small Capitalization Portfolio
---------------------------------------------------------------------------------------------------
 AMERICAN CENTURY(R) VARIABLE
  PORTFOLIOS, INC.
---------------------------------------------------------------------------------------------------
  VP International
---------------------------------------------------------------------------------------------------
  VP Ultra(R)
---------------------------------------------------------------------------------------------------
  VP Value
---------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
---------------------------------------------------------------------------------------------------
  Appreciation Portfolio
---------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)(18)
---------------------------------------------------------------------------------------------------
  Equity-Income Portfolio
---------------------------------------------------------------------------------------------------
  Growth Portfolio
---------------------------------------------------------------------------------------------------
  High Income Portfolio
---------------------------------------------------------------------------------------------------
  Overseas Portfolio
---------------------------------------------------------------------------------------------------
  Asset Manager(SM) Portfolio
---------------------------------------------------------------------------------------------------
  Contrafund(R) Portfolio
---------------------------------------------------------------------------------------------------
  Investment Grade Bond Portfolio
---------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES (SERVICE SHARES)
---------------------------------------------------------------------------------------------------
  Capital Appreciation Portfolio
---------------------------------------------------------------------------------------------------
  International Growth Portfolio
---------------------------------------------------------------------------------------------------
  Global Technology Portfolio
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                        GROSS           TOTAL
                                                                        TOTAL          ANNUAL
                                       MANAGEMENT   12B-1    OTHER      ANNUAL        EXPENSES
PORTFOLIO                                 FEES      FEES    EXPENSES   EXPENSES   (CONTRACTUAL)(16)
---------------------------------------------------------------------------------------------------
 NEUBERGER BERMAN ADVISERS
  MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------
 Limited Maturity Bond Portfolio
---------------------------------------------------------------------------------------------------
  Partners Portfolio
---------------------------------------------------------------------------------------------------
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
---------------------------------------------------------------------------------------------------
  Capital Appreciation Fund/VA
---------------------------------------------------------------------------------------------------
  Global Securities Fund/VA
---------------------------------------------------------------------------------------------------
  Main Street Growth & Income Fund/VA
---------------------------------------------------------------------------------------------------
 STRONG OPPORTUNITY FUND II, INC.
---------------------------------------------------------------------------------------------------
  Strong Opportunity Fund II
---------------------------------------------------------------------------------------------------
 STRONG VARIABLE INSURANCE FUNDS, INC
---------------------------------------------------------------------------------------------------
  Strong Mid Cap Growth Fund II
---------------------------------------------------------------------------------------------------
 VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------
  Worldwide Bond Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Emerging Markets
  Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Hard Assets Portfolio
---------------------------------------------------------------------------------------------------
  Worldwide Real Estate Portfolio
---------------------------------------------------------------------------------------------------


---------------


(16)[DESCRIBE CONTRACTUAL ARRANGEMENTS.] For certain Portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2002. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. However, for certain Portfolios, no expenses were actually reimbursed or fees waived during 2002 because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative. After taking into account these voluntary arrangements, Net Total Annual Expenses would have been:



-------------------------------------------------------------------------------------------------------
                                                                                                NET
                                                                                 GROSS         TOTAL
                                                                                 TOTAL        ANNUAL
                                             MANAGEMENT    12B-1     OTHER       ANNUAL      EXPENSES
PORTFOLIO                                       FEES       FEES     EXPENSES    EXPENSES    (VOLUNTARY)
-------------------------------------------------------------------------------------------------------
 [PORTFOLIOS TO BE ADDED.]                         %           %         %           %             %
-------------------------------------------------------------------------------------------------------



(17)Other Expenses for the Market Street Fund Portfolios include an administrative service expense of 0.15% (0.10% for the Equity 500 Index Portfolio). This administrative service expense is payable to NLICA for administration services that NLICA provides to Market Street Fund. These administrative services include financial, account administration, record keeping, and accounting services provided to Market Street Fund by NLICA personnel.



(18)The Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio are referred to in certain of the financial statements for the Separate Account as Portfolios of Variable Insurance Products Fund. The Asset Manager(SM) Portfolio, Contrafund(R) Portfolio, and Investment Grade Bond Portfolio are referred to in certain of the financial statements for the Separate Account as Portfolios of Variable Insurance Products Fund II.



The fee and expense information regarding the Portfolios was provided by those Portfolios. The Alger American Fund, American Century(R) Variable Portfolios, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products, Janus Aspen Series, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc. and Van Eck Worldwide Insurance Trust are not affiliated with NLICA.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

To purchase a Policy, you must submit a completed Application and an initial premium to us at our Service Center through any licensed life insurance agent who is appointed by NLICA and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Policy (as well as for other variable life policies), or a registered representative of a broker-dealer having a selling agreement with 1717, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers. If you submit your Application and/or initial premium to your agent, we will not begin processing your purchase order until we receive the Application and initial premium from your agent's broker-dealer.


The minimum Initial Face Amount is $100,000.



Generally, the Policy is available for two Insureds, each between the ages of 21 and 85 and with a Joint Equal Age between 25 and 85. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum Face Amount and underwriting requirements at any time. We must receive Evidence of Insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application for any reason permitted by law.


REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT


We will issue the Policy only if the underwriting process has been completed, the Application has been approved, and the proposed Insureds are alive and in the same condition of health as described in the Application. However, full insurance coverage under the Policy will take effect only if the Minimum Initial Premium also has been paid. We begin to deduct monthly charges from your Policy Account Value on the Policy Issue Date.


We may provide temporary insurance coverage before full insurance coverage takes effect, subject to our underwriting rules and Policy conditions. The amount of temporary insurance coverage we provide may be less than the amount of full insurance coverage you later receive. If temporary insurance does not take effect, then no insurance shall take effect unless and until: (1) the underwriting process has been completed; (2) the Application has been approved;
(3) the Minimum Initial Premium has been paid; and (4) there has been no change in the insurability of any proposed Insured since the date of Application.

CANCELING A POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK. You may cancel a Policy during the Free Look Period by providing Written Notice of cancellation and returning the Policy to us or to the agent who sold it. The Free Look Period begins when you receive the Policy and generally expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Free Look Period, we will treat the Policy as if we never issued it.

Within 7 days after we receive the returned Policy, we generally will refund an amount equal to the sum of:

     1. The Policy Account Value as of the date we receive the returned Policy, plus

     2.  Any premium expense charges deducted from Premiums paid, plus

     3.  Any Monthly Deductions charged against the Policy Account Value, plus

     4. An amount reflecting other charges deducted (directly or indirectly) under the Policy.

We may postpone payment of the refund under certain conditions. The Free Look Period may be longer in some states and, where state law requires, the refund will equal all payments you made (less any partial withdrawals and Indebtedness).


OWNERSHIP AND BENEFICIARY RIGHTS



The Policy belongs to the Owner named in the Application. While at least one Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Insureds jointly are the Owner unless a different Owner is named in the Application or thereafter changed. After the death of the first Insured, the last surviving Insured is the Owner unless otherwise provided. If the Insureds and Owner are not the same, and the Owner dies while an Insured is still living, ownership rights will vest in the estate of the Owner, unless otherwise provided. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences.


The principal right of the Beneficiary is the right to receive the Insurance Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     -- to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

     -- to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     -- to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

OTHER POLICIES

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact our Service Center or your agent.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the Application must not have changed.



PREMIUM FLEXIBILITY. When you apply for a Policy, you will elect to pay Premiums on a quarterly, semiannual, or annual basis (planned periodic premiums). We will then send you a premium reminder notice as each payment becomes "due." However, you do not have to pay Premiums according to any schedule. You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic premium schedule at any time. If you are submitting a premium payment pursuant to a premium reminder notice, the address for payment will be enclosed with the notice. You may also send your premium payments to our Service Center, or send additional premium payments by wire transfer. If you submit a premium payment to your agent, we will not begin processing the premium until we receive it from your agent's broker-dealer. If you have an outstanding Policy loan, we will credit all payments you send to us as loan repayments unless you provide Written Notice for the payments to be applied as premium payments. You may also choose to have premium payments automatically deducted monthly from your bank account or other source under the automatic payment plan. Payment of the planned periodic premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."


You may not pay any Premiums after the Policy's Final Policy Date. You may not pay Premiums less than $20, and we reserve the right to increase this minimum to an amount not exceeding $500 upon 90 days Written Notice to you. We have the right to limit or refund any premium or portion of a premium if:

     1. The premium would disqualify the Policy as a life insurance contract under the Code;

     2. The amount you pay is less than the minimum dollar amount allowed (currently $20); or

     3. The premium would increase the net amount at risk (unless you provide us with satisfactory Evidence of Insurability).


You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Final Policy Date, or the date when either: (1) the last surviving Insured dies; (2) the Grace Period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your Written Notice requesting a Surrender of the Policy.



MINIMUM GUARANTEE PREMIUM. The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 Policy Years. Your Policy's specifications page will show a Minimum Guarantee Premium amount for your Policy, which is based on each Insured's Issue Age, sex, Premium Class, Face Amount, and Riders. The Minimum Guarantee Premium will increase if you add supplemental benefits to your Policy. The Minimum Guarantee Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Guarantee Premium will not decrease if you decrease the Face Amount. See "Death Benefit -- Changing the Face Amount."



PREMIUM LIMITATIONS. The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all Premiums paid under a Policy exceed these limits. We have established procedures to monitor whether aggregate Premiums paid under a Policy exceed those limits. If a premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the premium which would make total Premiums equal the maximum amount which may be paid under the Policy. We will notify you of available options with regard to the excess premium. If a satisfactory arrangement is not made, we will refund this excess to you. If total Premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the Policy Account Value less any surrender charges) should still be excludable from gross income.

The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum premium limitations.

REFUND OF EXCESS PREMIUM FOR MODIFIED ENDOWMENT CONTRACTS. At the time a premium is credited which would cause the Policy to become a MEC, we will notify you that the Policy will become a MEC unless you request a refund of the excess premium within 30 days after receiving the notice. If you request a refund, we will deduct the Policy Account Value attributable to the excess premium (including any interest or earnings on the excess premium) from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess premium paid (but not any interest or earnings on the excess premium) will be returned to you. For more information on MECs, see "Federal Tax Considerations."

TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us in the Application to allocate your net premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:

      -- Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

      -- We will allocate the net premium as of the date we receive it at our Service Center according to your current premium allocation instructions, unless otherwise specified.

      -- You can change the allocation instructions for additional Net Premiums without charge by providing us with Written Notice. Any change in allocation instructions will be effective on the date we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATION

Certain states require us to refund all payments (less any partial withdrawals and Indebtedness) in the event you cancel the Policy during the Free Look Period. See "The Policy -- Canceling a Policy (Free Look Right)." In those states, we will allocate to the Money Market Subaccount any Premiums you request be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date we receive the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect.

POLICY ACCOUNT VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

POLICY ACCOUNT VALUE

The Policy Account Value serves as the starting point for calculating values under a Policy.

POLICY ACCOUNT VALUE:         --  equals the sum of all values in the Guaranteed
                                  Account, the Loan Account, and in each
                                  Subaccount;
                              --  is determined first on the Policy Date and
                                  then on each Valuation Day; and
                              --  has no guaranteed minimum amount and may be
                                  more or less than Premiums paid.

Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

NET CASH SURRENDER VALUE

The Net Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Net Cash Surrender Value at the end of the Valuation Period when we receive your written Surrender request at our Service Center.

NET CASH SURRENDER VALUE AT
THE
END OF ANY VALUATION DAY
EQUALS:                       --  the Policy Account Value as of such date;
                                  MINUS

                              --  any surrender charge as of such date; MINUS


                              --  any outstanding Indebtedness.


SUBACCOUNT VALUE

At the end of any Valuation Period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS IN ANY
SUBACCOUNT AT THE END OF
ANY
VALUATION DAY EQUALS:         --  the initial units purchased at the unit value
                                  on the Policy Issue Date; PLUS
                              --  units purchased with additional Net Premiums;
                                  PLUS

                              -- units purchased with special Policy Account Value credit (see "Policy Account
                                  Values -- Special Policy Account Value
                                  Credit"); PLUS

                              -- units purchased via transfers from another Subaccount, the Guaranteed Account, or the Loan Account; MINUS
                              -- units redeemed to pay for Monthly Deductions; MINUS
                              -- units redeemed to pay for partial withdrawals; MINUS
                              --  units redeemed as part of a transfer to
                                  another Subaccount, the Guaranteed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period in which the transaction request is received.

UNIT VALUE

We determine a unit value for each Subaccount to reflect how investment performance affects the Policy Account Value. Unit values will vary among Subaccounts. The unit value may increase or decrease from one Valuation Period to the next.

THE UNIT VALUE OF ANY
SUBACCOUNT AT THE END OF
ANY
VALUATION DAY EQUALS:         --  the unit value of the Subaccount on the
                                  immediately preceding Valuation Day;
                                  MULTIPLIED BY
                              --  the net investment factor for that Subaccount
                                  on that Valuation Day.

THE NET INVESTMENT FACTOR:    --  measures the investment performance of a
                                  Subaccount from one Valuation Period to the next;
                              --  increases to reflect investment income and
                                  capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

                              --  decreases to reflect any capital losses
                                  (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge.


GUARANTEED ACCOUNT VALUE

On the Policy Issue Date, the Guaranteed Account value is equal to the Net Premiums allocated to the Guaranteed Account, less the portion of the first Monthly Deduction taken from the Guaranteed Account.

THE GUARANTEED ACCOUNT
VALUE
AT THE END OF ANY VALUATION
DAY
IS EQUAL TO:                  --  the net premium(s) allocated to the Guaranteed
                                  Account; PLUS
                              --  any amounts transferred to the Guaranteed
                                  Account (including amounts transferred from the Loan Account); PLUS
                              --  interest credited to the Guaranteed Account;
                                  MINUS
                              --  amounts deducted to pay for Monthly
                                  Deductions; MINUS
                              --  amounts withdrawn from the Guaranteed Account;
                                  MINUS
                              --  amounts transferred from the Guaranteed
                                  Account to a Subaccount or to the Loan
                                  Account.

Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows:

     -- for amounts in the Guaranteed Account for the entire Policy month -- interest will be credited from the beginning to the end of the Policy month

     -- for amounts allocated to the Guaranteed Account during the prior Policy month -- interest will be credited from the date the net premium or loan repayment is allocated to the end of the Policy month

     -- for amounts transferred to the Guaranteed Account during the prior
        Policy month -- interest will be credited from the date of the transfer to the end of the Policy month


     -- for amounts deducted or withdrawn from the Guaranteed Account during the prior Policy month - - interest will be credited from the beginning of the prior Policy month to the date of deduction or withdrawal



SPECIAL POLICY ACCOUNT VALUE CREDIT



The Special Policy Account Value Credit is an amount added to the Policy Account Value in the Subaccounts on each Policy Processing Day, either: (1) after the Policy has been in force for at least 15 years; or (2) when the Policy Account Value less the Loan Account value equals or exceeds $500,000.



SPECIAL POLICY ACCOUNT VALUE CREDIT   --  0.03% (0.36% annually) MULTIPLIED BY
IS EQUAL TO:                          --  the Policy Account Value in the Subaccounts.



The Special Policy Account Value Credit is intended to offset a portion of the mortality and expense risk charge.


DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INSURANCE PROCEEDS


As long as the Policy is in force, we will pay the Insurance Proceeds to the Beneficiary once we receive satisfactory proof of both Insureds' deaths. We may require you to return the Policy. We will pay the

Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary dies before the last surviving Insured, we will pay the Insurance Proceeds in a lump sum to the last surviving Insured's estate. See "Death Benefit -- Settlement Options."


INSURANCE PROCEEDS EQUAL:             -- the death benefit (described below); PLUS
                                      -- any additional insurance provided by Rider; MINUS
                                      -- any unpaid Monthly Deductions; MINUS
                                      -- any outstanding Indebtedness.


If all or part of the Insurance Proceeds are paid in one sum, we will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the last surviving Insured's death to the date we make payment.



A decrease in the Face Amount will decrease the death benefit.


We may further adjust the amount of the Insurance Proceeds under certain circumstances.

DEATH BENEFIT OPTIONS


In the Application, you may choose between two death benefit options: Option A and Option B. We calculate the amount available under each death benefit option as of the date of the last surviving Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Net Cash Surrender Value. See "Policy Lapse and Reinstatement."



The Death Benefit                     --   the Face Amount; OR
under OPTION A is the greater of:     --   the Policy Account Value (determined as of the date of the last surviving Insured's death if this day is a Valuation
                                           Day; otherwise on the Valuation Day next following the date of the last surviving Insured's death) multiplied by the
                                           applicable percentage listed in the table below.
The Death Benefit under OPTION B is   --   the Face Amount PLUS the Policy Account Value (determined as
the greater of:                            of the date of the last surviving Insured's death if this
                                           day is a Valuation Day; otherwise on the Valuation Day next following the date of the last surviving Insured's death);
                                           OR
                                      --   the Policy Account Value (determined as of the date of the last surviving Insured's death if this day is a Valuation
                                           Day; otherwise on the Valuation Day next following the date of the last surviving Insured's death) multiplied by the
                                           applicable percentage listed in the table below.



ATTAINED AGE OF               ATTAINED AGE OF
  THE YOUNGER                   THE YOUNGER
    INSURED      PERCENTAGE       INSURED       PERCENTAGE
---------------  ----------   ---------------   ----------
 40 and under       250%            60             130%
      45            215%            65             120%
      50            185%            70             115%
      55            150%      75 through 90        105%
                              95 through 99        100%


For Attained Ages not shown, the percentages decrease pro rata for each full year.


WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, you should choose Option A.

The amount of the death benefit may vary with the Policy Account Value.

     -- Under Option A, the death benefit will vary with the Policy Account
        Value whenever the Policy Account Value multiplied by the applicable percentage is greater than the Face Amount.

     -- Under Option B, the death benefit will always vary with the Policy
        Account Value.

CHANGING DEATH BENEFIT OPTIONS


After the first Policy Year, you may change death benefit options without Evidence of Insurability and with no additional charge while the Policy is in force. Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.


DECREASING THE FACE AMOUNT


You select the Face Amount when you apply for the Policy. After the first Policy Year, you may decrease the Face Amount subject to the conditions described below. (Decreases are not allowed for policies issued in Virginia.) We may require you to return your Policy to make a decrease. Decreasing the Face Amount may have tax consequences and you should consult a tax adviser before doing so.



         -- You must submit a Written Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Initial Face Amount. The decrease must be for at least $25,000.


         -- Any decrease will be effective on the Policy Processing Day on or next following the date we approve your request.


         -- Decreasing the Face Amount may result in a surrender charge which will reduce Policy Account Value.



         -- A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge and any surrender charge, any decrease will reduce the Initial Face Amount.


         -- We will not allow a decrease in Face Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.


         -- Decreasing the Face Amount will not affect the Minimum Guarantee Premium, unless you have elected the Guaranteed Minimum Death Benefit Rider.


SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Service Center.

SURRENDERS AND PARTIAL WITHDRAWALS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

You may request to Surrender your Policy for its Net Cash Surrender Value as calculated at the end of the Valuation Day when we receive your request, subject to the following conditions:

      -- You must complete and sign our Surrender form and send it to us at our Service Center. You may obtain the Surrender form by calling us at
          (800) 688-5177.


      -- At least one Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Final Policy Date. We may require that you return the Policy.



      -- If you Surrender your Policy during the first 15 Policy Years, you will incur a surrender charge. See "Charges and Deductions -- Surrender Charges."


      -- Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

      -- We generally will pay the Net Cash Surrender Value to you in a lump sum within 7 days after we receive your completed, signed Surrender form unless you request other arrangements. We may postpone payment of Surrenders under certain conditions.

      --  A Surrender may have tax consequences. See "Federal Tax
          Considerations -- Tax Treatment of Policy Benefits."

PARTIAL WITHDRAWALS

After the first Policy Year, you may make a Written Request to withdraw part of the Net Cash Surrender Value subject to certain conditions. We will process each partial withdrawal at the unit values next determined after we receive your request. We generally will pay a partial withdrawal request within 7 days after the Valuation Day when we receive the request. We may postpone payment of partial withdrawals under certain conditions.

RULES FOR PARTIAL WITHDRAWALS

     -- You must request at least $1,500.

     -- For each partial withdrawal, we deduct a $25 fee from the remaining
        Policy Account Value. See "Charges and Deductions -- Partial Withdrawal Charge."


     -- At least one Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Final Policy Date.


     -- You can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account. If you do not make a specification, we will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro-rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned Policy Account Value).

     -- You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below the minimum Face Amount.

EFFECT OF PARTIAL WITHDRAWALS

     -- A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions -- Monthly Deduction")).

     -- If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the partial withdrawal (including the partial withdrawal charge).


     -- If you purchased the Survivorship Additional Insurance Benefit Rider, partial withdrawals first decrease the Policy's Face Amount and then the Rider coverage amount.


     -- If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, we will not allow the partial withdrawal.

     -- A partial withdrawal may have tax consequences. See "Federal Tax
        Considerations -- Tax Treatment of Policy Benefits."

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make transfers between and among the Subaccounts and the Guaranteed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your request. The following features apply to transfers under the Policy:

     -- You must transfer at least $1,000, or the total value in the Subaccount or Guaranteed Account, if less.

     -- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing the transfer charge. See "Transfers" and "Transfers -- Additional Transfer Rights."

     -- We consider each telephone, fax, e-mail, or Written Request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.

     -- We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the New York Stock Exchange.

Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policy Owner or the Policy Owner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We will notify any affected Policy Owner in a timely manner of any actions we take to restrict his or her ability to make transfers.

TRANSFERS FROM THE GUARANTEED ACCOUNT. You may make one transfer out of the Guaranteed Account within 30 days prior to or following each Policy Anniversary. The amount transferred may not exceed 25% of the Guaranteed Account value. However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred. If we receive your request for this transfer within

30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary. If this request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date we receive the request at our Service Center.

DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program in the Application or by completing an election form that we receive by the beginning of the month. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the Guaranteed Account. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' Written Notice to you.

AUTOMATIC ASSET REBALANCING. We also offer an automatic asset rebalancing program under which we will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts. Policy Account Value allocated to each Subaccount will grow or decline in value at different rates. The automatic asset rebalancing program automatically reallocates the Policy Account Value in the Subaccounts at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule. The automatic asset rebalancing program will transfer Policy Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The automatic asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses. Policy Account Value in the Guaranteed Account is not available for this program. There is no additional charge for the automatic asset rebalancing program.

We may modify, suspend, or discontinue the automatic asset rebalancing program at any time.

ADDITIONAL TRANSFER RIGHTS

SPECIAL TRANSFER RIGHT

At any one time during the first 2 years following the Policy Issue Date, you may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future Net Premiums to the Guaranteed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count toward the 12 "free" transfers permitted each Policy Year.


CHANGE IN SUBACCOUNT INVESTMENT POLICY


If the investment policy of a Subaccount is materially changed, you may transfer the portion of the Policy Account Value in that Subaccount to another Subaccount or to the Guaranteed Account without a transfer charge and without having the transfer count toward the 12 transfers permitted without charge during a Policy Year.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

While the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

LOAN CONDITIONS:

      --   The MINIMUM LOAN you may take is $500.

      -- The MAXIMUM LOAN you may take is the Net Cash Surrender Value on the date of the loan.

      -- To secure the loan, we transfer an amount as collateral to the Loan Account. This amount is equal to the amount of the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary). You may request that we transfer this amount from specific Subaccounts, but may not request that we transfer this amount from the Guaranteed Account. However, if you do not specify any specific Subaccounts, we will transfer the loan from the Subaccounts and the Guaranteed Account on a pro-rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned Policy Account Value.

      -- We charge you 6% interest per year (charged interest rate) on your loan.


      -- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (earned interest rate). We may credit the Loan Account with an interest rate different than the rate credited to Net Premiums allocated to the Guaranteed Account. We currently credit 4.5% to amounts in the Loan Account until the 15th Policy Anniversary and 5.50% annually thereafter.



      -- You may repay all or part of your Indebtedness at any time while at least one Insured is alive and the Policy is in force. Upon each loan repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which we originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above. We will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.


      -- While your loan is outstanding, we will credit all payments you send to us as loan repayments unless you provide Written Notice for the payments to be applied as premium payments.


      -- A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. We deduct any Indebtedness from the Policy Account Value upon Surrender, and from the Insurance Proceeds payable on the last surviving Insured's death.


      -- If your Indebtedness causes the Net Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, your Policy will enter a Grace Period. See "Policy Lapse and Reinstatement."

      -- We normally pay the amount of the loan within 7 days after we receive a loan request. We may postpone payment of loans under certain conditions.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy Lapses with loans outstanding. See "Policy Lapse and Reinstatement." In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee

Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan.

TELEPHONE, FAX, AND E-MAIL REQUESTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In addition to Written Requests, we may accept telephone, fax, and e-mail instructions from you or an authorized third party regarding transfers, dollar cost averaging, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the special transfer right, and partial withdrawals (fax and e-mail only), subject to the following conditions:

     -- You must complete and sign our telephone, fax, or e-mail request form and send it to us. You also may authorize us in the Application or by Written Notice to act upon instructions given by telephone, fax, or e-mail.

     -- You may designate in the request form a third party to act on your behalf in making telephone, fax, and e-mail requests.

     -- We will employ reasonable procedures to confirm that instructions are genuine.

     -- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     -- These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

     -- We reserve the right to suspend telephone, fax, and/or e-mail instructions at any time for any class of policies for any reason.

If you are provided a personal identification number ("PIN") in order to execute electronic transactions, you should protect your PIN, because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions by telephone, fax, or e-mail is you or is authorized by you.

Telephone, fax, and e-mail may not always be available. Any telephone, fax, or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to the Service Center.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

Your Policy may enter a 61-day Grace Period and possibly Lapse (terminate without value) if the Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a Grace Period (and possibly Lapse) whenever your Indebtedness reduces the Net Cash Surrender Value to zero.

Your Policy will NOT Lapse:

     1. During the first 5 Policy Years, if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium;


     2. If you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or



     3. If you make a payment equal to 3 Monthly Deductions before the end of the Grace Period.



If your Policy enters a Grace Period, we will mail a notice to your last known address and to any assignee of record. The 61-day Grace Period begins on the date of the notice. The notice will indicate that the payment amount of 3 Monthly Deductions is required and will also indicate the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the Grace Period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If the last surviving Insured dies during the Grace Period, we will pay the Insurance Proceeds.


REINSTATEMENT


Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while both Insureds are alive and within 3 years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Service Center:


     1.  A Written Notice requesting reinstatement;

     2.  Evidence of Insurability we deem satisfactory; and

     3. Payment of sufficient premium to keep the Policy in force for at least 3 months following the date of reinstatement.

The effective date of reinstatement will be the first Policy Processing Day on or next following the date we approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy.

THE COMPANY AND THE GUARANTEED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company. We are located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312. Our Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

THE GUARANTEED ACCOUNT

The Guaranteed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Guaranteed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account. We guarantee that the amounts allocated to the Guaranteed Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Guaranteed Account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Guaranteed Account will be credited with different current interest rates. For each amount allocated or transferred to the Guaranteed Account, we apply the current interest rate to the end of the calendar year. At the end of that calendar year, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Guaranteed Account on that date). We guarantee the rate declared on this amount and accrued interest thereon at the end of each calendar year for the following calendar year. You assume the risk that interest credited to amounts in the Guaranteed Account may not exceed the minimum 4% guaranteed rate.

We allocate amounts from the Guaranteed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

WE HAVE NOT REGISTERED THE GUARANTEED ACCOUNT WITH THE SEC, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Pennsylvania law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Subaccounts that may invest in shares of one Portfolio of the following Funds:

     -- The Market Street Fund


     -- The Alger American Fund


     -- American Century(R) Variable Portfolios, Inc.


     -- Dreyfus Variable Investment Fund



     -- Fidelity Variable Insurance Products



     -- Janus Aspen Series



     -- Neuberger Berman Advisers Management Trust


     -- Oppenheimer Variable Account Funds


     -- Strong Opportunity Fund II, Inc.



     -- Strong Variable Insurance Funds, Inc.



     -- Van Eck Worldwide Insurance Trust


The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Separate Account assets are held separate from our other assets and are not part of our general account. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

We reserve the right to make structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments," below.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the SEC.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.


The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectuses for the Portfolios that accompany this prospectus. You should read these prospectuses carefully and keep for future reference.


             PORTFOLIO           INVESTMENT OBJECTIVE AND INVESTMENT ADVISER


ALL PRO BROAD EQUITY
PORTFOLIO                    -- Seeks long-term capital appreciation. Investment
                             adviser is Gartmore Mutual Fund Capital Trust;
                             subadvisers are Alliance Capital Management L.P.,
                             Sanford C. Bernstein & Co., LLC, Husic Capital
                             Management, and Reams Asset Management Company,
                             LLC.



ALL PRO LARGE CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Alliance Capital Management
                             L.P. and Geewax, Terker & Co.



ALL PRO LARGE CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Sanford C. Bernstein & Co.,
                             LLC and Mellon Equity Associates, LLP.



ALL PRO SMALL CAP GROWTH
PORTFOLIO                    -- Seeks to achieve long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Lee Munder Investments Ltd.
                             and Husic Capital Management.



ALL PRO SMALL CAP VALUE
PORTFOLIO                    -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadvisers are Reams Asset Management
                             Company, LLC and Sterling Capital Management LLC.


EQUITY 500 INDEX PORTFOLIO   -- Seeks to provide long-term capital appreciation.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust; subadviser is SSgA Funds Management, Inc.


INTERNATIONAL PORTFOLIO      -- Seeks long-term growth of capital primarily
                             through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies. Investment adviser is Gartmore
                             Mutual Fund

                             Capital Trust; subadviser is The Boston Company Asset Management, LLC.



MID CAP GROWTH PORTFOLIO     -- Seeks to achieve a high level of long-term
                             capital appreciation. Investment adviser is Market
                             Street Investment Management Company; subadviser is
                             T. Rowe Price Associates, Inc.



BALANCED PORTFOLIO           -- Seeks to realize as high a level of long-term
                             total rate of return as is consistent with prudent investment risk. Investment adviser is Gartmore
                             Mutual Fund Capital Trust; subadviser is Fred Alger
                             Management, Inc.



BOND PORTFOLIO               -- Seeks to generate a high level of current income
                             consistent with prudent investment risk. Investment adviser is Gartmore Mutual Fund Capital Trust;
                             subadviser is Western Asset Management Company.


MONEY MARKET PORTFOLIO       -- Seeks to provide maximum current income
                             consistent with capital preservation and liquidity.
                             Investment adviser is Gartmore Mutual Fund Capital
                             Trust.


ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO     -- Seeks long-term capital appreciation. Investment
                             adviser is Fred Alger Management, Inc.



AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP
INTERNATIONAL                -- Seeks capital growth by investing in foreign
                             securities of developed countries. Investment adviser is American Century Investment Management,
                             Inc.



AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP
ULTRA(R) -- Seeks long-term capital growth. Investment adviser is American Century Investment Management, Inc.



AMERICAN CENTURY(R)
VARIABLE
PORTFOLIOS, INC. VP VALUE    -- Seeks long-term capital growth. Income is a
                             secondary objective. Investment adviser is American
                             Century Investment Management, Inc.



DREYFUS VIF APPRECIATION
PORTFOLIO (INITIAL SHARES)   -- Seeks long-term capital growth consistent with
                             the preservation of capital; current income is a secondary goal. Investment adviser is The Dreyfus
                             Corporations; subadviser is Fayez Sarofim & Co.



FIDELITY VIP EQUITY-INCOME
PORTFOLIO (INITIAL CLASS)    -- Seeks reasonable income by investing primarily
                             in income-producing equity securities. Investment adviser is Fidelity Management & Research Company.



FIDELITY VIP GROWTH
PORTFOLIO
(INITIAL CLASS)              -- Seeks to achieve capital appreciation.
                             Investment adviser is Fidelity Management &
                             Research Company.



FIDELITY VIP HIGH INCOME
PORTFOLIO (INITIAL CLASS)    -- Seeks to obtain a high level of current income
                             by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Investment adviser is Fidelity Management & Research Company.



FIDELITY VIP OVERSEAS
PORTFOLIO
(INITIAL CLASS)              -- Seeks long term growth of capital primarily
                             through investments in foreign securities.
                             Investment adviser is Fidelity Management &
                             Research Company; subadvisers are Fidelity
                             Management & Research (U.K.) Inc., Fidelity
                             Management & Research (Far East) Inc., Fidelity
                             International Investment Advisors, and Fidelity
                             International Investment Advisors (U.K.) Limited.



FIDELITY VIP ASSET
MANAGER(SM)
PORTFOLIO (INITIAL CLASS)    -- Seeks to obtain high total return with reduced
                             risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. Investment adviser is Fidelity
                             Management & Research Company; subadvisers are
                             Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.

FIDELITY VIP CONTRAFUND(R)
PORTFOLIO (INITIAL CLASS)    -- Seeks capital appreciation by investing in
                             securities of companies where value is not fully recognized by the public. Investment adviser is Fidelity Management & Research Company; subadvisers are Fidelity Management & Research (U.K.) Inc. and
                             Fidelity Management & Research (Far East) Inc.



FIDELITY VIP INVESTMENT
GRADE
BOND PORTFOLIO (INITIAL
CLASS) -- Seeks high current income by investing in investment-grade debt securities. Investment adviser is Fidelity Management & Research Company.



JANUS CAPITAL APPRECIATION
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.



JANUS GLOBAL TECHNOLOGY
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.



JANUS INTERNATIONAL GROWTH
PORTFOLIO (SERVICE SHARES)   -- Seeks long-term growth of capital. Investment
                             adviser is Janus Capital.



NEUBERGER BERMAN LIMITED
MATURITY BOND PORTFOLIO      -- Seeks the highest available current income
                             consistent with low risk to principal and liquidity and secondarily, total return, through investment mainly in investment grade bonds. Investment adviser is Neuberger Berman Management
                             Incorporated.



NEUBERGER BERMAN PARTNERS
PORTFOLIO                    -- Seeks capital growth through investment mainly
                             in common stocks of medium- to large-capitalization companies. Investment adviser is Neuberger Berman
                             Management Incorporated.



OPPENHEIMER CAPITAL
APPRECIATION FUND/VA         -- Seeks capital appreciation from investments in
                             securities of well-known and established companies.
                             Investment adviser is OppenheimerFunds, Inc.



OPPENHEIMER GLOBAL
SECURITIES
FUND/VA -- Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. Investment adviser is
                             OppenheimerFunds, Inc.



OPPENHEIMER MAIN STREET
GROWTH & INCOME FUND/VA      -- Seeks high total return, which includes growth
                             in the value of its shares as well as current income, from equity and debt securities. Investment adviser is OppenheimerFunds, Inc.



STRONG OPPORTUNITY FUND II   -- Seeks capital growth by investing, under normal
                             conditions, primarily in stocks of
                             medium-capitalization companies that the
                             Portfolio's manager believes are underpriced, yet have attractive growth prospects. Investment adviser is Strong Capital Management, Inc.



STRONG MID CAP GROWTH FUND
II -- Seeks capital growth by investing, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the Portfolio's managers believe have favorable prospects for growth of earnings and capital appreciation. Investment adviser is Strong Capital Management, Inc.



VAN ECK WORLDWIDE BOND
PORTFOLIO                    -- Seeks high total return -- income plus capital
                             appreciation -- by investing globally, primarily in a variety of debt securities. Investment adviser is Van Eck Associates Corporation.



VAN ECK WORLDWIDE EMERGING
MARKETS PORTFOLIO            -- Seeks long-term capital appreciation by
                             investing in primarily equity securities in emerging markets throughout the world. Investment adviser is Van Eck Associates Corporation.

VAN ECK WORLDWIDE HARD
ASSETS
PORTFOLIO                    -- Seeks long-term capital appreciation by
                             investing globally, primarily in "hard asset securities." Income is a secondary consideration.
                             Investment adviser is Van Eck Associates
                             Corporation.



VAN ECK WORLDWIDE REAL
ESTATE
PORTFOLIO                    -- Seeks to maximize total return by investing in
                             equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. Investment adviser is Van Eck Associates
                             Corporation.


In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under
Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

NLICA may receive compensation from the investment adviser of a Fund (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLICA. These percentages differ, and some advisers (or affiliates) may pay us more than others.


PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account without your consent, including, among others, the right to:

     1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

     2. Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion;

     3. Substitute or close Subaccounts to allocations of Premiums or Policy Account Value, or both, and to existing investments or the investment of future Premiums, or both, at any time in our discretion;

     4. Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

     5. Combine the Separate Account with other separate accounts, and/or create new separate accounts;

     6. Deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

     7. Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Policy Account Value you have in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:     --  the death benefit, cash, and loan benefits under the
                                      Policy
                                      --  investment options, including premium allocations
                                      --  administration of elective options
                                      --  the distribution of reports to Owners
COSTS AND EXPENSES WE INCUR:          --  costs associated with processing and underwriting
                                      Applications, and with issuing and administering the Policy
                                          (including any Riders)
                                      --  overhead and other expenses for providing services and benefits
                                      --  sales and marketing expenses
                                      --  other costs of doing business, such as collecting
                                      Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local
                                          premium and other taxes and fees
RISK WE ASSUME:                       --  that the cost of insurance charges we may deduct are
                                      insufficient to meet our actual claims because Insureds die sooner than we estimate
                                      --  that the costs of providing the services and benefits
                                      under the Policies exceed the charges we deduct

PREMIUM EXPENSE CHARGE

Prior to allocation of net premium, we deduct a premium expense charge from each premium to compensate us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy Account Value according to your allocation instructions. The premium expense charge consists of:


     1. Premium Tax Charge: for state and local premium taxes based on the rate for the Insureds' residences at the time the premium is paid. Premium taxes vary from state to state but range from 0% to 4%. (Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.) No premium tax charge is deducted in jurisdictions that impose no premium tax.



     2. Percent of Premium Charge: equal to 6% of each premium payment in the first 15 Policy Years and 1.5% of each premium payment thereafter. We collect this charge to compensate us partially for federal taxes and the cost of selling the Policy. We may increase this charge to a maximum of 6% of each premium payment.



The premium expense charge is a percentage of each premium payment. This means that the greater the amount and frequency of premium payments you make (particularly during the first 15 Policy Years), the greater the amount of the premium expense charge we will assess.


MONTHLY DEDUCTION

We deduct a Monthly Deduction from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage. We will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for Monthly Deductions you chose at the time of application, or as later changed by Written Notice. If we cannot make a Monthly Deduction on this basis, we will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned Policy Account Value on the Policy Processing Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

If the Policy Date is set prior to the Policy Issue Date, a Monthly Deduction will accrue on the Policy Date and on each Policy Processing Day until the Policy Issue Date. On the Policy Issue Date, these accrued Monthly Deductions will be deducted from the Policy Account Value. The maximum amount deducted on the Policy Issue Date will equal the sum of 6 Monthly Deductions. We will then deduct a Monthly Deduction from the Policy Account Value on each Policy Processing Day thereafter as described above.

The Monthly Deduction has 4 components:

     -- the cost of insurance charge

     -- the monthly administrative charge

     -- the initial administrative charge (for the first 12 Policy Processing
        Days)

     -- charges for any Riders (as specified in the applicable Rider(s))


COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (Issue Age, sex, Premium Class, Policy Year, and net amount at risk (described below)) that would cause it to vary from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy's specifications page indicates the guaranteed cost of insurance charge applicable to your Policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.


COST OF      The cost of insurance charge is equal to:
                      -- the monthly cost of insurance rate; MULTIPLIED
INSURANCE         BY
                      -- the net amount at risk for your Policy on the
CHARGE            Policy Processing Day.

         The net amount at risk is equal to:

                      -- the death benefit on the Policy Processing Day;
                   MINUS
                      -- the Policy Account Value on the Policy Processing
                   Day.


We also calculate a cost of insurance charge for any Survivorship Additional Insurance Benefit Rider. Generally, the current cost of insurance rates for this Rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under the Rider are the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.



Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.



Cost of insurance rates. We base the cost of insurance rates on each Insured's Issue Age, sex, Premium Class, number of full years the insurance has been in force, and the Face Amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and each Insured's Issue Age, sex, and Premium Class. Any change in the cost of insurance rates will apply to all pairs of Insureds of the same Issue Age, sex, Premium Class, and number of full years insurance has been in force.



Premium Class. The Premium Class of each Insured will affect the cost of insurance rates. We use an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insureds. We currently place Insureds into one of three standard classes -- preferred, nonsmoker, and smoker -- or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.



MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a monthly administrative charge (presently $7.50 plus $.01 per $1,000 of Face Amount) to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge may be increased but will not exceed $12 plus $.03 per $1,000 of Face Amount per month.



INITIAL ADMINISTRATIVE CHARGE. On the first 12 Policy Processing Days, we deduct an initial administrative charge for Policy issue costs. The initial administration charge is $17.50 plus an amount per $1,000 of Face Amount as follows:



              $0.11 per $1,000 on the first million of Face Amount


$0.09 per $1,000 on the next million of Face Amount


$0.07 per $1,000 on the next million of Face Amount


$0.05 per $1,000 on the next million of Face Amount


$0.03 per $1,000 on the next million of Face Amount


$0 on the excess Face Amount over $5 million


CHARGES FOR RIDERS. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.


MORTALITY AND EXPENSE RISK CHARGE



We deduct a daily charge from each Subaccount (but not the Guaranteed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that the Insureds will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

This charge is currently equal to:



      --  the assets in each Subaccount, MULTIPLIED BY



      -- 0.002055%, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.



If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We may increase this charge to a maximum annual rate of 0.90%. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.



In certain situations, a portion of the mortality and expense risk charge may be offset by the special Policy Account Value credit. See "Policy Account
Value -- Special Policy Account Value Credit."


SURRENDER CHARGES


Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.


SURRENDER CHARGE. If your Policy Lapses or you fully Surrender your Policy during the first 15 Policy Years, we deduct a surrender charge from your Policy Account Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Cash Surrender Value. This surrender charge does not apply to partial withdrawals.

The surrender charge consists of:

     1. Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in Face Amount.


                                                             CHARGE PER $1,000
POLICY YEAR(S)                                                OF FACE AMOUNT
--------------                                            -----------------------
1-11....................................................           $5.00
12......................................................           $4.00
13......................................................           $3.00
14......................................................           $2.00
15......................................................           $1.00
16+.....................................................           $ -0-


     2. Deferred Sales Charge: this charge equals the lesser of a or b (less any deferred sales charge previously paid at the time of a prior decrease in Face Amount), where:


        a = 30% of all Premiums paid to the date of Surrender or Lapse; or


        b = the following percentage of Target Premium:


                                           % OF TARGET PREMIUM FOR THE FACE AMOUNT
                                                       POLICY YEAR(S)
                                           ---------------------------------------
JOINT EQUAL AGE                            1-11    12     13     14     15     16
---------------                            ----    ---    ---    ---    ---    ---
25-71....................................   60%     48%    36%    24%    12%     0%
72-73....................................   50      40     30     20     10      0
74-75....................................   40      32     24     16      8      0
76-78....................................   30      24     18     12      6      0
79-83....................................   20      16     12      8      4      0
84-85....................................   10       8      6      4      2      0

DECREASE IN FACE AMOUNT. In the event of a decrease in Face Amount before the end of the 15th Policy Year, we deduct a charge that is a portion of the surrender charge.



     -- We determine this portion by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge.



     -- We will deduct the surrender charge applicable to the decrease from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted.



     -- Where a decrease causes a partial reduction in the Face Amount, we will deduct a proportionate share of the surrender charge.



     -- We will deduct the surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.



The surrender charge varies based on each Insured's Issue or Attained Age, sex, Premium Class, and Initial Face Amount. The Target Premium varies based on each Insured's Issue Age and Face Amount, and the maximum Target Premium for any Policy is $78.61 per $1,000 of Face Amount. Your Policy's specifications page indicates the surrender charges applicable to your Policy.



THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER OR DECREASE IN FACE AMOUNT. Under some circumstances the level of surrender charges might result in no Net Cash Surrender Value available.


PARTIAL WITHDRAWAL CHARGE

After the first Policy Year, you may request a partial withdrawal from your Policy Account Value. For each partial withdrawal, we will deduct a $25 fee from the remaining Policy Account Value. This charge is to compensate us for administrative costs in generating the withdrawn payment and in making all calculations which may be required because of the partial withdrawal.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the Subaccounts or the Guaranteed Account each Policy Year with no additional charge.

      -- We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the costs of processing these transfers. We deduct the transfer charge from the amount being transferred.

      -- For purposes of assessing the transfer charge, we consider each telephone, fax, e-mail, or Written Request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.

      -- Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do NOT count as transfers for the purpose of assessing this charge.

LOAN INTEREST CHARGE

Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. We charge an annual interest rate of 6.00% on Policy loans.

After offsetting the 4.00% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover:



      -- after offsetting the 4.50% interest we currently credit to the Loan Account during the first 15 Policy Years, the net cost of loans is 1.50% (annually); and



      -- after offsetting the 5.50% interest we currently credit to the Loan Account after the 15(th) Policy Anniversary, the net cost of loans is 0.50% (annually).


PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. For further information, consult the Portfolios' prospectuses and the Fee Table in this prospectus.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. In particular, there is some uncertainty regarding the federal tax treatment of survivorship life insurance policies. We anticipate that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate Premiums and Policy Account Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the Beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs, with less favorable tax treatment than other life insurance contracts. Due to the Policy's flexibility as to Premiums and benefits, each Policy's individual circumstances will determine whether the Policy is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary Premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit Premiums or to limit reductions in benefits. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      -- All distributions other than death benefits from a MEC, including distributions upon Surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Account Value immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any Premiums or other considerations paid for a Policy, plus any previously taxed distributions.

      -- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

      -- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the

Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


POLICY LOANS. In general, interest you pay on a loan from a Policy will not be deductible. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or Lapses, the amount of the outstanding Indebtedness will be added to the amount distributed. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.



TAXATION OF POLICY SPLIT. The Policy Split Option Rider permits a Policy to be split into two other permanent life policies upon the occurrence of a divorce of the joint Insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy Split Option Rider, it is important that you consult with a competent tax adviser regarding the possible consequences of a policy split.



BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. The IRS has also recently issued new guidance on split dollar insurance plans. Therefore, if you are contemplating using the Policy in any arrangement, the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.


OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the Policy proceeds will be treated for purposes of federal, state, and local estate, inheritance, generation-skipping, and other taxes.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.


The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Account Value is not taxable. However, the Policy Account Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR 403(b) ARRANGEMENTS. If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, Premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code. A competent tax adviser should be consulted.

FOREIGN TAX CREDITS. To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by us, and we may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to Policy Owners.


SUPPLEMENTAL BENEFITS AND RIDERS. A discussion of the tax consequences associated with particular supplemental benefits and Riders available under the Policy can be found in the SAI.


SPLIT DOLLAR ARRANGEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may enter into a split dollar arrangement with another Owner or another person(s) whereby the payment of Premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Insurance Proceeds) are split between the parties. There are different ways of allocating these rights. For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the Premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Insurance Proceeds in excess of the

Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Insurance Proceeds the amount which he would have been entitled to receive upon Surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our Service Center.

NEW GUIDANCE ON SPLIT DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional Premiums with respect to such arrangements.

SUPPLEMENTAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and most must be purchased when the Policy is issued. We generally deduct any monthly charges for these Riders from Policy Account Value as part of the Monthly Deduction. (See the Fee Table for more information concerning Rider expenses.) Your agent can help you determine whether certain of the Riders are suitable for you. These Riders may not be available in all states. Please contact us for further details.

We currently offer the following Riders under the Policy:


     -- Change of Insured Rider;



     -- Convertible Term Life Insurance Rider;



     -- Disability Waiver Benefit Rider;



     -- Final Policy Date Extension Rider;



     -- Four Year Survivorship Term Life Insurance Rider;



     -- Guaranteed Minimum Death Benefit Rider;



     -- Policy Split Option Rider; and



     -- Survivorship Additional Insurance Benefit Rider

SALE OF THE POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of 1717, or registered representatives of a broker-dealer having a selling agreement with 1717, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers. 1717 is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the NASD. 1717 was organized under the laws of Pennsylvania on January 22, 1969 as an indirect wholly owned subsidiary of NLICA. 1717 neither received nor retained any compensation as principal underwriter of the Policies during the past three fiscal years. We decide the insurance underwriting, the determination of Premium Class, and whether to accept or reject an Application. 1717 also may reject an Application if the Policy applied for is unsuitable.

More information about 1717 and its registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation that includes information describing its Public Disclosure Program.

We pay sales commissions for the sale of the Policies. Under our distribution agreement with 1717, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for 1717's operating and other expenses. Commissions payable for sales by registered representatives of a broker-dealer having a selling agreement with 1717, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, will be paid to such broker-dealers, who in turn may pay their registered representatives; these broker-dealers may retain a portion of the commissions. We may pay additional compensation to these broker-dealers and/or reimburse them for portions of Policy sales expenses.


During the first Policy Year, the maximum sales commission payable to our agents or other registered representatives will be approximately 50% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 5% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Expense allowances and bonuses may also be paid, and agents may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Agents may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year.


Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, 1717 may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Policy Owners or the Separate Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

STATE VARIATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or Riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and Riders, if any, contact our Service Center.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NLICA and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, NLICA believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Service Center.

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

APPLICATION
The Application you must complete to purchase a Policy plus all forms required by us or applicable law.

ATTAINED AGE

The Issue Age for each Insured plus the number of full Policy Years since the Policy Date.


BENEFICIARY
The person(s) you select to receive the Insurance Proceeds from the Policy.

CODE
The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR, NLICA)
Nationwide Life Insurance Company of America, Service Center: 300 Continental Drive, Newark, Delaware 19713, Main Administrative Office: 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, telephone: (800) 688-5177.

EVIDENCE OF INSURABILITY

Medical records or other documentation that we may require to satisfy our underwriting standards. We may require different and/or additional evidence depending on the Insureds' Premium Classes; for example, we generally require more documentation for Insureds in classes with extra ratings. We also may require different and/or additional evidence depending on the transaction requested; for example, we may require more documentation for the issuance of a Policy than to reinstate a Policy.


FACE AMOUNT

The dollar amount of insurance selected by the Owner. The Face Amount may be decreased after issue, subject to certain conditions. The Face Amount is a factor in determining the death benefit and surrender charges.


FINAL POLICY DATE

The Policy Anniversary nearest the younger Insured's Attained Age 100, at which time the Policy will end and you will be paid the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Subject to state availability, you may elect to continue the Policy beyond the younger Insured's Attained Age 100 under the Final Policy Date Extension Rider.


FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the Free Look Period varies by state.

FUND
An investment company that is registered with the SEC. The Policy allows you to invest in certain Portfolios of the Funds that are listed on the front page of this prospectus.

GRACE PERIOD
A 61-day period after which a Policy will Lapse if you do not make a sufficient payment.

GUARANTEED ACCOUNT
Part of our general account. Amounts allocated to the Guaranteed Account earn at least 4% annual interest.

INDEBTEDNESS
The total amount of all outstanding Policy loans, including both principal and interest due.

INITIAL FACE AMOUNT
The Face Amount on the Policy Issue Date.

INSURANCE PROCEEDS

The amount we pay to the Beneficiary when we receive due proof of the last surviving Insured's death. We deduct any Indebtedness and unpaid Monthly Deductions before making any payment.



INSUREDS


The persons whose lives are insured by the Policy.


ISSUE AGE

The age of each Insured at his or her birthday nearest the Policy Date.



JOINT EQUAL AGE


An age aligned to the two Insureds which NLICA actuarially determines based on the Issue Age of each Insured.

LAPSE
When your Policy terminates without value after a Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN ACCOUNT
The account to which we transfer collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account.

MINIMUM GUARANTEE PREMIUM
The amount necessary to guarantee the Policy will not Lapse during the first 5 Policy Years. It is equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the number of months since the Policy Date (including the current month) DIVIDED by 12.

MINIMUM INITIAL PREMIUM
An amount equal to the minimum annual premium (as set forth in your Policy) MULTIPLIED by the following factor for your premium billing mode: annual 1.000; semi-annual 0.500; quarterly 0.250; monthly 0.167.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the Policy Account Value on each Policy Processing Day. The Monthly Deduction includes the cost of insurance charge, the monthly administrative charge, the initial administrative charge (during the first Policy Year), and charges for any Riders.

NET CASH SURRENDER VALUE
The amount we pay when you Surrender your Policy. It is equal to: (1) the Policy Account Value as of the date of Surrender; MINUS (2) any surrender charge; MINUS
(3) any Indebtedness.

NET PREMIUMS
Premiums less the premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner under the Policy.

POLICY ACCOUNT VALUE
The sum of your Policy's values in the Subaccounts, the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date set forth in the Policy that is used to determine Policy Anniversaries, Policy Processing Days, and Policy Years. The Policy Date is generally the same as the Policy Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insureds. The Policy Date may not be more than 6 months prior to the Policy Issue Date.


POLICY ISSUE DATE
The date on which the Policy is issued. It is used to measure suicide and contestable periods.

POLICY PROCESSING DAY
This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Day, then the Policy Processing Day is the next Valuation Day. On each Policy Processing Day, we determine Policy charges and deduct them from the Policy Account Value.

POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO
A separate investment Portfolio of a Fund. Each Subaccount invests exclusively in one Portfolio of a Fund.

PREMIUM CLASS

The classification of the Insureds for cost of insurance purposes. The standard classes are: smoker, nonsmoker, and preferred. We also have classes with extra ratings.


PREMIUMS
All payments you make under the Policy other than repayments of Indebtedness.

RIDER
An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.

SAI
The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Service Center. The Table of Contents for the SAI appears on the last page of this prospectus.

SEPARATE ACCOUNT
Nationwide Provident VLI Separate Account 1. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio.

SERVICE CENTER
The Technology and Service Center located at 300 Continental Drive, Newark, Delaware 19713.

SUBACCOUNT
A subdivision of Nationwide Provident VLI Separate Account 1. We invest each Subaccount's assets exclusively in shares of one Portfolio.

SURRENDER
To cancel the Policy by signed Request from the Owner and return of the Policy to us at our Service Center.

TARGET PREMIUM

An amount of premium payments, based on the Initial Face Amount and Joint Equal Age of the Insureds, used to compute surrender charges.


VALUATION DAY
Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, we are open whenever the New York Stock Exchange is open, other than the Friday following Thanksgiving.

VALUATION PERIOD
The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 p.m., Eastern time) and continuing to the close of business on the next Valuation Day.

WRITTEN NOTICE OR REQUEST
The Written Notice or Request you must complete, sign, and send to us at our Service Center to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice or Request must: (1) be in a form we accept;
(2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified; and (3) be received at our Service Center. You may obtain the necessary form by calling us at (800) 688-5177.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ADDITIONAL POLICY INFORMATION.........    1
  The Policy..........................    1
  Temporary Insurance Coverage........    1
  Our Right to Contest the Policy.....    1
  Misstatement of Age or Sex..........    2
  Suicide Exclusion...................    2
  Assignment..........................    2
  The Beneficiary.....................    2
  More Information on Ownership
     Rights...........................    3
  Changing Death Benefit Options......    4
  Premium Classes.....................    4
  Loan Interest.......................    4
  Effect of Policy Loans..............    5
  Delays in Payments We Make..........    5
  Dollar Cost Averaging...............    6
  Automatic Asset Rebalancing.........    6
  Charge Discounts for Sales to
     Certain Policies.................    7
  Payment of Policy Benefits..........    7
  Policy Termination..................    8
SUPPLEMENTAL BENEFITS AND RIDERS......    8
  Survivorship Additional Insurance
     Benefit Rider....................    8
  Policy Split Option Rider...........    9
  Other Riders........................   10
ILLUSTRATIONS.........................   11
PERFORMANCE DATA......................   11
  Hypothetical Illustrations..........   11
  Yields and Total Returns............   12
STANDARD & POOR'S.....................   17
ADDITIONAL INFORMATION................   18
  IMSA................................   18
  Potential Conflicts of Interest.....   18
  Safekeeping of Account Assets.......   18
  Reports to Owners...................   19
  Records.............................   19
  Legal Matters.......................   19
  Experts.............................   19
  Additional Information about the
     Company..........................   19
  Additional Information about the
     Separate Account.................   20
  Other Information...................   21
  Financial Statements................   21

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4460

                            NATIONWIDE PROVIDENT VLI
                               SEPARATE ACCOUNT 1
                                  (REGISTRANT)

                  NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
                                  (DEPOSITOR)

                          MAIN ADMINISTRATIVE OFFICE:
                          1000 CHESTERBROOK BOULEVARD
                           BERWYN, PENNSYLVANIA 19312
                                 (610) 407-1717

                                SERVICE CENTER:
                             300 CONTINENTAL DRIVE
                             NEWARK, DELAWARE 19713
                                 (800) 688-5177

                      STATEMENT OF ADDITIONAL INFORMATION

  INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE
                                     POLICY



This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium adjustable survivorship variable life insurance policy (the "Policy") offered by Nationwide Life Insurance Company of America ("NLICA"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for The Market Street Fund, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products, Janus Aspen Series, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc., and Van Eck Worldwide Insurance Trust. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this SAI.



The date of this Statement of Additional Information is May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ADDITIONAL POLICY INFORMATION.........    1
  The Policy..........................    1
  Temporary Insurance Coverage........    1
  Our Right to Contest the Policy.....    1
  Misstatement of Age or Sex..........    2
  Suicide Exclusion...................    2
  Assignment..........................    2
  The Beneficiary.....................    2
  More Information on Ownership
     Rights...........................    3
  Changing Death Benefit Options......    4
  Premium Classes.....................    4
  Loan Interest.......................    4
  Effect of Policy Loans..............    5
  Delays in Payments We Make..........    5
  Dollar Cost Averaging...............    6
  Automatic Asset Rebalancing.........    6
  Charge Discounts for Sales to
     Certain Policies.................    7
  Payment of Policy Benefits..........    7
  Policy Termination..................    8
SUPPLEMENTAL BENEFITS AND RIDERS......    8
  Survivorship Additional Insurance
     Benefit Rider....................    8
  Policy Split Option Rider...........    9
  Other Riders........................   10
ILLUSTRATIONS.........................   11
PERFORMANCE DATA......................   11
  Hypothetical Illustrations..........   11
  Yields and Total Returns............   12
STANDARD & POOR'S.....................   17
ADDITIONAL INFORMATION................   18
  IMSA................................   18
  Potential Conflicts of Interest.....   18
  Safekeeping of Account Assets.......   18
  Reports to Owners...................   19
  Records.............................   19
  Legal Matters.......................   19
  Experts.............................   19
  Additional Information about the
     Company..........................   19
  Additional Information about the
     Separate Account.................   20
  Other Information...................   21
  Financial Statements................   21

ADDITIONAL POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   THE POLICY

The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. We assume that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state. The Policy is not eligible for dividends and is non-participating.

                          TEMPORARY INSURANCE COVERAGE

Before full insurance coverage takes effect, you may receive temporary insurance coverage (subject to our underwriting rules and Policy conditions) if:

     1. You answer "no" to the health questions in the temporary insurance agreement;

     2.  You pay the Minimum Initial Premium when the Application is signed; and

     3. The Application is dated the same date as, or earlier than, the temporary insurance agreement.

Temporary insurance coverage will take effect as of the date of the temporary insurance agreement. Temporary insurance coverage shall not exceed the lesser of:

     1.  The Face Amount applied for, including term insurance Riders; or

     2.  $500,000.

If we do not approve your Application, we will make a full refund of the initial premium paid with the Application.

Temporary life insurance coverage is void if the Application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.

Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:

     -- 5 days from the date we mail you notification of termination of coverage; or

     -- the date that full insurance coverage takes effect under the Policy; or

     -- the date a policy, other than the Policy applied for, is offered to you;
        or

     -- the 90th day from the date of the temporary agreement.

                        OUR RIGHT TO CONTEST THE POLICY


In issuing the Policy, we rely on all statements made by or for you and/or the Insureds in the Application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental application).



However, we will not contest the Policy after the Policy has been in force during each Insured's lifetime for 2 years from the Policy Issue Date. Likewise, we will not contest any Policy change that requires Evidence of Insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect for 2 years during each Insured's lifetime.

                           MISSTATEMENT OF AGE OR SEX


If either Insured's Issue Age or sex was stated incorrectly in the Application, we will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct Issue Age and sex based on the most recent Monthly Deduction. No adjustment will be made to the Policy Account Value.


                               SUICIDE EXCLUSION


The Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Indebtedness, and less any partial withdrawals previously paid if:



     (a)both Insureds commit suicide, while sane or insane, within 2 years of the Policy Issue Date (except where state law requires a shorter period) and within 90 days of each other; or



     (b)the last surviving Insured dies by suicide, whether sane or insane, within such 2 year period and within 90 days of the death of the first of the Insureds to die; or



     (c)the last surviving Insured lives for more than 90 days beyond the date that the first Insured's death occurred by suicide and does not exchange the Policy as described below.



During the 90 day period following the date that the first Insured dies by suicide, the surviving Insured may exchange the Policy, without Evidence of Insurability, for a permanent life policy issued by us on the life of the surviving Insured. The Policy Issue Date for the new policy will be the 91st day after the date of the first Insured's death. In the event that one of the Insureds commits suicide within 2 years of the Policy Issue Date and the surviving Insured does not exercise this exchange right, coverage under the Policy will end on the 91st day following such death.



If an Insured commits suicide within 2 years of the Policy Issue Date (or shorter period required by state law) and the surviving Insured dies, other than by suicide, within 90 days of the date of the first death, we will pay the Insurance Proceeds to the Beneficiary.


Certain states may require suicide exclusion provisions that differ from those stated here.

                                   ASSIGNMENT

You may assign the Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. We assume no responsibility for the validity of any assignments.

                                THE BENEFICIARY


The Beneficiary is entitled to the Insurance Proceeds under the Policy. The Beneficiary is as stated in the Application, unless later changed. When a Beneficiary is designated, any relationship shown is to the Insureds, unless otherwise stated. If two or more persons are named, those surviving both Insureds will share the Insurance Proceeds equally, unless otherwise stated. If none of the persons named survives both Insureds, we will pay the Insurance Proceeds in one sum to the estate of the last surviving Insured to die.

                      MORE INFORMATION ON OWNERSHIP RIGHTS

You, as the Owner, may exercise certain rights under the Policy, including the following:

SELECTING AND CHANGING THE BENEFICIARY


 -- You designate the Beneficiary (the person to receive the Insurance Proceeds when the last surviving Insured dies) in the Application.



 -- You may designate more than one Beneficiary. If you designate more than one Beneficiary, then each Beneficiary that survives both Insureds shares equally in any Insurance Proceeds unless the Beneficiary designation states otherwise.



 -- If there is not a designated Beneficiary surviving at the last surviving Insured's death, we will pay the Insurance Proceeds in a lump sum to the last surviving Insured's estate.



 -- You can change the Beneficiary by providing us with Written Notice while at least one Insured is living.



 -- The change is effective as of the date you complete and sign the Written Notice, regardless of whether an Insured is living when we receive the notice.


 -- We are not liable for any payment or other actions we take before we receive your Written Notice.

 -- A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

CHANGING THE OWNER


 -- You may change the Owner by providing a Written Notice to us at any time while at least one Insured is alive.



 -- The change is effective as of the date you complete and sign the Written Notice, regardless of whether an Insured is living when we receive the request.


 -- We are not liable for any payment or other actions we take before we receive your Written Notice.


 -- Changing the Owner does not automatically change the Beneficiary or the Insureds.


 -- Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

ASSIGNING THE POLICY


 -- You may assign Policy rights while at least one Insured is alive by submitting Written Notice to us at our Service Center.


 -- Your interests and the interests of any Beneficiary or other person will be subject to any assignment.

 --  You retain any ownership rights that are not assigned.

 --  Assignments are subject to any Policy loan.

 --  We are not:

  -- bound by any assignment unless we receive a Written Notice of the assignment;

  -- responsible for the validity of any assignment or determining the extent of an assignee's interest; or

  -- liable for any payment we make before we receive Written Notice of the assignment.

 -- Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

                         CHANGING DEATH BENEFIT OPTIONS

The following rules apply to any change in death benefit options:

     -- You must submit a Written Request for any change in death benefit options.

     -- We may require you to return your Policy to make a change.

     -- The effective date of the change in death benefit option will be the Policy Processing Day on or following the date when we approve your request for a change.

If you change from Option A to Option B:


     X We will first decrease the Face Amount by the Policy Account Value on the effective date of the change.


     X The death benefit will NOT change on the effective date of the change.

     X The net amount at risk will generally remain level. This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Account Value increases (unless the death benefit is based on the applicable percentage of Policy Account Value).


     X If the Face Amount would be reduced to less than the minimum Initial Face
       Amount, then we will not allow the change in death benefit option.


If you change from Option B to Option A:

     X The Face Amount will be increased by the Policy Account Value on the effective date of the change.

     X The death benefit will NOT change on the effective date of the change.

     X Unless the death benefit is based on the applicable percentage of Policy
       Account Value, if the Policy Account Value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.

                                PREMIUM CLASSES

We currently place each Insured into one of three standard Premium
Classes -- preferred, nonsmoker, and smoker -- or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings.


     -- Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.



     -- Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.


     -- Premium classes with extra ratings generally reflect higher mortality risks and thus higher cost of insurance rates. We may place an Insured into a Premium Class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a Premium Class with permanent extra ratings.

                                 LOAN INTEREST

CHARGED LOAN INTEREST. Interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on your written instructions. If there are no such instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned Policy Account Value.

EARNED LOAN INTEREST. We transfer earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.

                             EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit. The Insurance Proceeds and Net Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Net Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. Amounts transferred from the Separate Account to the Loan Account will affect the Policy Account Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Separate Account.

Accordingly, the effect on the Policy Account Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.


                           DELAYS IN PAYMENTS WE MAKE


We usually pay the amounts of any Surrender, partial withdrawal, Insurance Proceeds, loan, or settlement options within 7 days after we receive all applicable Written Notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death. However, we can postpone these payments if:

     -- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); OR

     -- the SEC permits, by an order, the postponement of any payment for the protection of Owners; OR

     -- the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Guaranteed Account for up to 6 months after receipt of the payment request. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to our Service Center, we have the right to defer payment of Surrenders, partial withdrawals, Insurance Proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block your account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

                             DOLLAR COST AVERAGING

If you elect the dollar cost averaging program offered under the Policy, each month on the Policy Processing Day we will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

To participate in dollar cost averaging, you must elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):

DOLLAR COST AVERAGING PERIOD                           MINIMUM AMOUNT
----------------------------                           --------------
         6 months                                         $ 3,000
        12 months                                         $ 6,000
        18 months                                         $ 9,000
        24 months                                         $12,000
        30 months                                         $15,000
        36 months                                         $18,000

If you have elected dollar cost averaging, the program will start on the first Policy Processing Day after the later of:

     1.  The Policy Date;

     2. The end of the 15-day period when Premiums have been allocated to the Money Market Subaccount; or

     3. When the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.

DOLLAR COST AVERAGING WILL END IF:     -- we receive your Written Request to cancel your
                                       participation;
                                       -- the value in the chosen Subaccount is insufficient to
                                       make the transfer;
                                       -- the specified number of transfers has been completed; or
                                       -- the Policy enters the Grace Period.

You will receive Written Notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' Written Notice to you. You cannot choose dollar cost averaging if you are participating in the automatic asset rebalancing program or if a Policy loan is outstanding.

                          AUTOMATIC ASSET REBALANCING

If you elect the automatic asset rebalancing program offered under the Policy, we will automatically reallocate your Policy Account Value in the Subaccounts you are invested in at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule.

TO PARTICIPATE IN THE AUTOMATIC ASSET  -- you must elect this feature in the Application or after
REBALANCING PROGRAM:                   issue by submitting an automatic asset rebalancing request form to our Service Center; and
                                       -- you must have a minimum Policy Account Value of $1,000.

There is no additional charge for the automatic asset rebalancing program. Any reallocation which occurs under the automatic asset rebalancing program will NOT be counted towards the 12 "free" transfers allowed during each Policy Year. You can end this program at any time.

AUTOMATIC ASSET REBALANCING WILL END   -- the total value in the Subaccounts is less than $1,000;
IF:                                    -- you make a transfer;
                                       -- you make a change to the current premium allocation
                                       instructions; or
                                       -- we receive your Written Request to terminate the program.

We may modify, suspend, or discontinue the automatic asset rebalancing program at any time. You cannot choose automatic asset rebalancing if you are participating in the dollar cost averaging program.

                 CHARGE DISCOUNTS FOR SALES TO CERTAIN POLICIES

The Policy is available for purchase by individuals, corporations, and other groups. We may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to officers, directors, and employees of NLICA or its affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we reduce or waive charges based on a number of factors, including:

      --  the number of Insureds;

      --  the size of the group of purchasers;

      --  the total premium expected to be paid;

      --  total assets under management for the Owner;

      --  the nature of the relationship among individual Insureds;

      --  the purpose for which the Policies are being purchased;

      --  the expected persistency of individual Policies; and

      -- any other circumstances which are rationally related to the expected reduction in expenses.

Reductions or waivers of charges will not discriminate unfairly among Policy Owners.

                           PAYMENT OF POLICY BENEFITS


BENEFIT PAYABLE ON FINAL POLICY DATE. If one of the Insureds is living on the Final Policy Date (at the younger Insured's Attained Age 100), we will pay you the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within 7 days of the Final Policy Date, although we may postpone this payment under certain conditions. You may elect to continue the Policy beyond the younger Insured's Attained Age 100 under the Final Policy Date Extension Rider.



INSURANCE PROCEEDS. Insurance proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive proof of the last surviving Insured's death and all other requirements are satisfied, including receipt by us at our Service Center of all required documents. Generally, we determine the amount of a payment from the Separate Account as of the date of the last surviving Insured's death. We pay Insurance Proceeds in a single sum unless you have selected an alternative settlement option. If Insurance Proceeds are paid in a single sum, we pay interest at an annual rate of 3% (unless we declare a higher rate) on the Insurance Proceeds from the date of the last surviving Insured's death until payment is made. We may postpone payment of Insurance Proceeds under certain conditions.


SETTLEMENT OPTIONS. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following settlement options. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of our general account assets, settlement options proceeds may be subject to claims of creditors.

     -- Proceeds at Interest Option. Proceeds are left on deposit to accumulate with us with interest payable at 12, 6, 3, or 1 month intervals.

     -- Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1 month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.

     -- Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3 month intervals. Payments may be increased by additional interest which would increase the installments certain.

     -- Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.

     -- Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.

A guaranteed interest rate of 3% per year applies to the above settlement options. We may declare additional rates of interest in our sole discretion. We may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

     -- the Final Policy Date;

     -- the end of the Grace Period without a sufficient payment;


     -- the date the last surviving Insured dies; or


     -- the date you Surrender the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                SURVIVORSHIP ADDITIONAL INSURANCE BENEFIT RIDER



The Survivorship Additional Insurance Benefit Rider ("SAIB Rider") provides additional insurance protection by offering an additional death benefit payable to the Beneficiary on the death of both Insureds without increasing the Policy's Face Amount. The SAIB Rider may be purchased at issue only, and may not be available in all states. You should consult your agent before buying an SAIB Rider.



The additional death benefit provided by the SAIB Rider varies depending on which death benefit you have selected under the Policy.



     -- If death benefit option A is in effect, the additional death benefit equals the Policy's Face Amount plus the Rider coverage amount less the Policy's death benefit.



     -- If death benefit option B is in effect, the additional death benefit equals the Policy's Face Amount plus the Rider coverage amount plus the Policy Account Value less the Policy's death benefit.

In addition, please note the following about the SAIB Rider:



     -- THE SAIB RIDER HAS A COST OF INSURANCE CHARGE THAT IS DEDUCTED FROM THE
        POLICY ACCOUNT VALUE AS PART OF THE MONTHLY DEDUCTION. Generally, the current cost of insurance rates for an SAIB Rider are lower than the current cost of insurance rates on the Policy's net amount at risk. The guaranteed cost of insurance rates under an SAIB Rider are the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.



     -- The Minimum Guarantee Premium (i.e., the amount necessary to guarantee the Policy will not Lapse during the first 5 Policy Years) will be higher if you elect the SAIB Rider.



     -- The SAIB Rider may be canceled separately from the Policy (i.e., the SAIB Rider can be canceled without causing the Policy to be canceled or to Lapse). The SAIB Rider will terminate on the earliest of: (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy itself; or (3) the Policy Anniversary nearest Attained Age 100 of the younger Insured.



     -- If you change from death benefit option A to death benefit option B, we will first decrease the Policy's Face Amount and then the Rider coverage amount by the Policy Account Value. See "Death Benefit -- Changing Death Benefit Options".



     -- If death benefit option A is in effect and you make a partial withdrawal, we will first decrease the Policy's Face Amount and then the Rider coverage amount by the amount withdrawn (including the partial withdrawal charge). See "Surrenders and Partial Withdrawals -- Partial Withdrawals".



     -- The SAIB Rider has no cash or loan value.



     -- After the first Policy Year, and subject to certain conditions, you may decrease the Rider coverage amount separately from the Policy's Face Amount (and the Policy's Face Amount may be changed without affecting the Rider coverage amount). The amount of the decrease must be at least $25,000.



     -- The SAIB Rider has no surrender charge or premium expense charge.



     -- Because we impose no surrender charge for decreasing the Rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the Face Amount of the Policy (if the Face Amount decrease would be subject to a surrender charge). However, continuing coverage on an increment of Policy Face Amount may have a current cost of insurance charge that is higher than the same increment of coverage amount under the Rider. You should consult your agent before deciding whether to decrease Policy Face Amount or SAIB Rider coverage amount.



     -- To comply with the maximum premium limitations under the Code, insurance coverage provided by an SAIB Rider is treated as part of the Policy's Face Amount. For a discussion of the tax status of the Policy, See "Federal Tax Considerations".



                           POLICY SPLIT OPTION RIDER



Under this Rider, the Owner(s) may exchange the Policy for two individual permanent life insurance policies, one on the life of each of the Insureds, by sending a Written Request to us within 180 days of one of the following events:



     1. a court of competent jurisdiction issues a final divorce decree with respect to the marriage of the Insureds; or



     2. federal estate tax law is changed so as to remove the unlimited marital deduction or reduce the estate taxes payable on death by 50% or more.



If the Policy is owned jointly by two Owners, both must agree to exercise the Rider. NLICA requires satisfactory Evidence of Insurability as to both Insureds before issuing the individual policies. In the event that one of the Insureds cannot provide satisfactory Evidence of Insurability or if an Insured does not want to exchange the Policy, an individual policy may be issued on the other Insured and one-half of the Net Cash Surrender Value of the Policy may be distributed to the Owner(s) instead of a second individual policy.



If the Rider is exercised, the Policy will terminate and the individual policies will become effective as of the Policy Processing Day following the later of the date that (1) Written Request is made for the exchange, or (2) NLICA approves the exchange. This date shall also be the Policy Date for the individual policies. Any Indebtedness under the Policy is extinguished as of the date of the exchange.



The two individual policies will each have an initial premium equal to 50% of the Policy's final Policy Account Value less 50% of any Policy loan (including accrued interest). The Face Amount of each individual policy will be at least 50% of the Policy's final Face Amount and never less than the stated minimum Face Amount as of the date of the exchange.



After the exchange, the Owner(s) may return an individual policy for a refund under the Free Look Period provision in such policy. The refund cannot exceed 50% of the Net Cash Surrender Value of the policy plus Premiums paid in connection with the individual policy.



The Rider terminates upon the earliest of: (1) the Policy Processing Date on or following the day that we receive a Written Request to exchange under this Rider, (2) the date of death of the first Insured to die under the Policy, (3) the date we receive a Written Request to cancel this Rider, (4) the Policy Anniversary when the older Insured reaches Attained Age 81, or (5) the date the Policy is Surrendered.


                                  OTHER RIDERS


In addition to the Survivorship Additional Insurance Benefit Rider and Policy Split Option Rider, the following Riders are also available under the Policy. These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account.



     -- CHANGE OF INSURED: This Rider permits you to change one of the Insureds, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, you should consult a tax adviser before making such a change.



     -- CONVERTIBLE TERM LIFE INSURANCE: This Rider provides term insurance on either or both Insureds. This Rider will terminate on the earliest of:
        (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the Policy Anniversary nearest the Attained Age 100 of the covered Insured; or (4) exercise of the Policy Split Option Rider (if applicable). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.



     -- DISABILITY WAIVER BENEFIT: This Rider provides that in the event of an Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least 6 months, we will apply a premium payment to the Policy on each Policy Processing Day during the first 5 Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). We will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first 5 Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest an Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).

     -- FINAL POLICY DATE EXTENSION:  This Rider extends the Final Policy Date
        20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the younger Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Adding this benefit and/or continuing the Policy beyond an Insured's Attained Age 100 may have tax consequences and you should consult a tax adviser before doing so.



     -- FOUR YEAR SURVIVORSHIP TERM LIFE INSURANCE: This Rider provides additional term insurance during the first four Policy Years upon due proof of the death of both Insureds. The amount of this term insurance is
       1.25 multiplied by the Face Amount of the Policy.



     -- GUARANTEED MINIMUM DEATH BENEFIT: This Rider provides a guarantee that, if the Net Cash Surrender Value is not sufficient to cover the Monthly Deductions, and the Minimum Guarantee Premium has been paid, the Policy will not Lapse prior to the end of the death benefit guarantee period (as defined in the Rider). If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Face Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) expiration of the death benefit guarantee period. This Rider and the Convertible Term Life Insurance Rider may not be issued on the same Policy.


ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may provide illustrations for death benefit, Policy Account Value, and Net Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Account Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's monthly charges, the Portfolios' expense ratios, and your Policy loan and partial withdrawal history.


Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon each proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.


PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Account Value, and Net Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Account Value, and Net Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the Portfolios.

                            YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account. For purposes of calculating current yields for a Policy, an average per unit administration fee is used based on the $[17.50] current initial administrative charge and a $7.50 monthly administrative charge deducted monthly on the Policy Processing Day.


The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.


The current yield and effective yield for the Money Market Subaccount for the seven days ended December 31, 2002 were [ ]% and [ ]%, respectively.


TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.


Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and mortality and expense risk charge ("Common Charges"). However, charges such as percent of premium charges, surrender charges, and cost of insurance charges, which are based on certain factors, such as sex, Issue Age or actual age, Premium Class, Policy Year, Face Amount, or net amount at risk, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are the premium tax charge or any charges assessed on withdrawal or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the Portfolios, including the Portfolio total value information used to calculate the total returns of the Subaccounts for periods prior to the inception of the Subaccounts. Market Street Fund is affiliated with us; none of the other Funds is affiliated with us. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.



PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS. The following table shows average annual total return performance information based on the periods that the Subaccounts have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.

---------------------------------------------------------------------------------------------------------
                                              FOR THE          FOR THE          FOR THE         FROM THE
                                           1-YEAR PERIOD    5-YEAR PERIOD    10-YEAR PERIOD     DATE OF
                                               ENDED            ENDED            ENDED         SUBACCOUNT
SUBACCOUNT (INCEPTION DATE OF SUBACCOUNT)    12/31/02         12/31/02          12/31/02       INCEPTION
---------------------------------------------------------------------------------------------------------
MARKET STREET FUND
----------------------------------------
     All Pro Broad Equity Portfolio (  )
----------------------------------------
     All Pro Large Cap Growth Portfolio
       (  )
----------------------------------------
     All Pro Large Cap Value Portfolio
       (  )
----------------------------------------
     All Pro Small Cap Growth Portfolio
       (  )
----------------------------------------
     All Pro Small Cap Value Portfolio
       (  )
----------------------------------------
     International Portfolio (  )
----------------------------------------
     Equity 500 Index Portfolio (  )
----------------------------------------
     Mid Cap Growth Portfolio (  )
----------------------------------------
     Balanced Portfolio (  )
----------------------------------------
     Bond Portfolio (  )
----------------------------------------
     Money Market Portfolio (  )
----------------------------------------
THE ALGER AMERICAN FUND
----------------------------------------
     Small Capitalization Portfolio (  )
----------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC.
----------------------------------------
     VP International (  )
----------------------------------------
     VP Ultra(R) (  )
----------------------------------------
     VP Value (  )
----------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
----------------------------------------
     Appreciation Portfolio (  )
----------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)
----------------------------------------
     Equity-Income Portfolio (  )
----------------------------------------
     Growth Portfolio (  )
----------------------------------------
     High Income Portfolio (  )
----------------------------------------
     Overseas Portfolio (  )
----------------------------------------
     Asset Manager(SM) Portfolio (  )
----------------------------------------
     Contrafund(R) Portfolio (  )
----------------------------------------
     Investment Grade Bond Portfolio (  )
----------------------------------------
JANUS ASPEN SERIES (SERVICE SHARES)
----------------------------------------
     Capital Appreciation Portfolio (  )
----------------------------------------
     Global Technology Portfolio (  )
----------------------------------------
     International Growth Portfolio (  )
----------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
----------------------------------------
     Limited Maturity Bond Portfolio (  )
----------------------------------------
     Partners Portfolio (  )
----------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
----------------------------------------
     Capital Appreciation Fund/VA (  )
---------------------------------------------------------------------------------------------------------

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Policy charges currently in effect.



The following table shows average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.



--------------------------------------------------------------------------------------------------------
                                             FOR THE          FOR THE          FOR THE         FROM THE
                                          1-YEAR PERIOD    5-YEAR PERIOD    10-YEAR PERIOD     DATE OF
                                              ENDED            ENDED            ENDED         PORTFOLIO
PORTFOLIO (INCEPTION DATE OF PORTFOLIO)     12/31/02         12/31/02          12/31/02       INCEPTION
--------------------------------------------------------------------------------------------------------
MARKET STREET FUND
----------------------------------------
     All Pro Broad Equity Portfolio (  )
----------------------------------------
     All Pro Large Cap Growth Portfolio
       (  )
----------------------------------------
     All Pro Large Cap Value Portfolio
       (  )
----------------------------------------
     All Pro Small Cap Growth Portfolio
       (  )
----------------------------------------
     All Pro Small Cap Value Portfolio
       (  )
----------------------------------------
     International Portfolio (  )
----------------------------------------
     Equity 500 Index Portfolio (  )
----------------------------------------
     Mid Cap Growth Portfolio (  )
----------------------------------------
     Balanced Portfolio (  )
----------------------------------------
     Bond Portfolio (  )
----------------------------------------
     Money Market Portfolio (  )
----------------------------------------
THE ALGER AMERICAN FUND
----------------------------------------
     Small Capitalization Portfolio (  )
----------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC.
----------------------------------------
     VP International (  )
----------------------------------------
     VP Ultra(R) (  )
----------------------------------------
     VP Value (  )
----------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
  (INITIAL SHARES)
----------------------------------------
     Appreciation Portfolio (  )
----------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS)
----------------------------------------
     Equity-Income Portfolio (  )
----------------------------------------
     Growth Portfolio (  )
----------------------------------------
     High Income Portfolio (  )
----------------------------------------
     Overseas Portfolio (  )
----------------------------------------
     Asset Manager(SM) Portfolio (  )
----------------------------------------
     Contrafund(R) Portfolio (  )
----------------------------------------
     Investment Grade Bond Portfolio
       (  )
----------------------------------------

--------------------------------------------------------------------------------------------------------
                                             FOR THE          FOR THE          FOR THE         FROM THE
                                          1-YEAR PERIOD    5-YEAR PERIOD    10-YEAR PERIOD     DATE OF
                                              ENDED            ENDED            ENDED         PORTFOLIO
PORTFOLIO (INCEPTION DATE OF PORTFOLIO)     12/31/02         12/31/02          12/31/02       INCEPTION
--------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES (SERVICE SHARES)
----------------------------------------
     Capital Appreciation Portfolio (  )
----------------------------------------
     Global Technology Portfolio (  )
----------------------------------------
     International Growth Portfolio (  )
----------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT
  TRUST
----------------------------------------
     Limited Maturity Bond Portfolio
       (  )
----------------------------------------
     Partners Portfolio (  )
----------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
----------------------------------------
     Capital Appreciation Fund/VA (  )
----------------------------------------
     Global Securities Fund/VA (  )
----------------------------------------
     Main Street Growth & Income Fund/VA
       (  )
----------------------------------------
STRONG OPPORTUNITY FUND II, INC.
----------------------------------------
     Strong Opportunity Fund II (  )
----------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
----------------------------------------
     Strong Mid Cap Growth Fund II (  )
----------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------
     Worldwide Bond Portfolio (  )
----------------------------------------
     Worldwide Emerging Markets
       Portfolio (  )
----------------------------------------
     Worldwide Hard Assets Portfolio
       (  )
----------------------------------------
     Worldwide Real Estate Portfolio
       (  )
--------------------------------------------------------------------------------------------------------


STANDARD & POOR'S
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by NLICA and the Market Street Fund ("Market Street"). Neither the Policy nor the Equity 500 Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Policy and the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to NLICA and Market Street is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to NLICA, Market Street, the Policy, or the Equity 500 Index Portfolio. S&P has no obligation to take the needs of NLICA, Market Street, or the Owners of the Policy or the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the Equity 500 Index Portfolio or the timing of the issuance or sale of the Policy or the Equity 500 Index Portfolio or in the determination or calculation of the equation by which the Policy or the Equity 500 Index Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the Equity 500 Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NLICA, MARKET STREET, OWNERS OF THE POLICY AND THE EQUITY 500 INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      IMSA

We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, we may use the IMSA logo and language in advertisements.

                        POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.


                         SAFEKEEPING OF ACCOUNT ASSETS


We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering our officers and employees has been issued by Continental Casualty Company (a subsidiary of CNA).

                               REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

     X the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value

     X the current Net Cash Surrender Value

     X the current death benefit

     X the current amount of any Indebtedness

     X any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

     X any other information required by law

We currently send these reports quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

                                    RECORDS

We will maintain all records relating to the Separate Account and the Guaranteed Account at our Service Center.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.

                                    EXPERTS


The Financial Statements at December 31, 2002 and for the period ended December 31, 2002 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



The Financial Statements at December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 have been included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


Actuarial matters included in the prospectus and/or SAI have been examined by Scott V. Carney, FSA, MAAA, Senior Vice President and Actuary of NLICA.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company chartered by the Commonwealth of Pennsylvania in 1865. We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states, Puerto Rico, and the District of Columbia.

On October 1, 2002, NLICA (formerly Provident Mutual Life Insurance Company) converted from a mutual insurance company to a stock insurance company and became a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), pursuant to the terms of a sponsored demutualization. Nationwide Financial, a company whose Class A shares of common stock are traded on the New York Stock Exchange, is an indirect majority-owned subsidiary of Nationwide Corporation, and is the holding company of Nationwide Life Insurance Company and other companies that comprise the retirement savings operations of the Nationwide group of companies.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT


The All Pro Broad Equity (formerly Growth), International, Mid Cap Growth (formerly Aggressive Growth), Balanced (formerly Managed), Bond, and Money Market Subaccounts were originally established as separate investment accounts under the provisions of Pennsylvania Insurance Law. On April 30, 1999, the assets of the Provident Mutual Managed Separate Account were transferred to a newly established subaccount of the Separate Account with the corresponding name, and the Provident Mutual Managed Separate Account ceased to exist.



On May 1, 2000, the assets of the Provident Mutual Variable International Separate Account, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable Bond Separate Account, and Provident Mutual Variable Money Market Separate Account were transferred to corresponding new subaccounts of the Separate Account, as shown in the table below. These separate investment accounts then ceased to exist and the Separate Account changed its name from Provident Mutual Variable Separate Account to Provident Mutual Variable Life Separate Account. On October 1, 2002, in connection with the sponsored demutualization (whereby Provident Mutual Life Insurance Company converted from a mutual insurance company to a stock insurance company, became a wholly-owned subsidiary of Nationwide Financial, and changed its name to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.



               NEW SUBACCOUNT                              FORMER SEPARATE ACCOUNT
               --------------                              -----------------------
All Pro Broad Equity (formerly Growth)          Provident Mutual Variable Growth Separate
  Subaccount                                      Account
International Subaccount                        Provident Mutual Variable International
                                                  Separate Account
Mid Cap Growth (formerly Aggressive Growth)     Provident Mutual Variable Aggressive Growth
  Subaccount                                      Separate Account
Bond Subaccount                                 Provident Mutual Variable Bond Separate
                                                  Account
Money Market Subaccount                         Provident Mutual Variable Money Market
                                                  Separate Account

                               OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS


This SAI contains the audited statements of assets and liabilities of the Separate Account as of December 31, 2002 and the related statements of operations and statements of changes in net assets for the period then ended. KPMG LLP, [ADDRESS], served as independent accountants for the Separate Account for the periods reported in these statements and continues to serve as independent accountants for the Separate Account.



This SAI also contains audited statements of operations and statements of changes in net assets of the Separate Account for each of the two years in the period ended December 31, 2001. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia PA 19103, served as independent accountants for the Separate Account for the periods reported in these statements.



Our statements of financial condition as of December 31, 2002 and 2001 and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2002, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                     PART C
                               OTHER INFORMATION

Item 27. Exhibits

 1. Board of Directors Resolutions.

     a) Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account(1)

     b) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account(1)

     c) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account(1)

     d) Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account(1)


     e) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account(1)


     f) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account(1)


     g) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account(6)



     h) Resolutions of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account(6)



     i) Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments(11)



     j) Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account(13)



     k) Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1(15)


 2. Custodian Agreements. Not applicable.

 3. Underwriting Contracts.

     a) Form of Underwriting Agreement among Provident Mutual Life Insurance Company, PML Securities, Inc. and Provident Mutual Variable Separate Account(1)


     b)  Personal Producing General Agent's Agreement and Supplement(1)



     c)  Personal Producing Agent's Agreement and Supplement(1)



     d)  Producing General Agent's Agreement and Supplement(1)



     e) Form of Selling Agreement between PML Securities, Inc. and Broker/Dealers(2)

 4. Contracts.


     a) Flexible Premium Adjustable Survivorship Variable Life Insurance Policy (Form VL)(9)



     b)  Convertible Term Life Rider (Form C308)(2)



     c)  Extension of Final Policy Date Rider (Form C822)(2)



     d)  Guaranteed Minimum Death Benefit Rider (Form C320)(5)



     e)  Policy Split Rider (Form R1615)(9)



     f)  Disability Waiver Benefit Rider (Form R1901)(4)



     g)  Additional Insurance Benefit Rider (Form R1310)(12)


 5. Applications.


     a) Form of Application(7)



     b) Initial Allocation Selection(1)


 6. Depositor's Certificate of Incorporation and By-Laws.

     a)  Charter of Provident Mutual Life Insurance Company(1)

     b)  By-Laws of Provident Mutual Life Insurance Company(1)


     c)  Charter of Nationwide Life Insurance Company of America(15)



     d)  By-Laws of Nationwide Life Insurance Company of America(15)


 7. Reinsurance Contracts.


     a)  Single Life Permanent Pool (ERC)(15)



     b)  Single Life Permanent Pool (RGA)(15)



     c) Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company(15)



     d) Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and RGA Reinsurance Company(15)



     e) Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company(15)



     f) Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation(15)



     g) Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation(15)



     h) Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America(15)



     i) Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America(15)



     j) YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc.(15)



     k) YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc.(15)

 8. Participation Agreements.

     a) Participation Agreement among Market Street Fund, Inc., Provident Mutual Life Insurance Company and PML Securities, Inc.(1)


     b) Participation Agreement among Variable Insurance Products Fund, Fidelity Corporation and Provident Mutual Life Insurance Company(1)



     c) Participation Agreement among Variable Insurance Products Fund II, Fidelity Corporation and Provident Mutual Life Insurance Company(1)



     d) Sales (Participation) Agreement among Neuberger & Berman Advisers Managers Trust and Provident Mutual Life Insurance Company(1)



     e) Participation Agreement among The Alger American Fund, Provident Mutual Life Insurance Company and Fred Alger and Company Incorporated(1)



     f) Participation Agreement between Van Eck Investment Trust and Provident Mutual Life Insurance Company(3)



     g) Form of Participation Agreement between Strong Opportunity Fund II, Inc., Strong Variable Insurance Funds, Inc. and Provident Mutual Life Insurance Company(6)



     h) Participation Agreement among Market Street Fund, Provident Mutual Life Insurance Company and 1717 Capital Management Company(11)



     i) Shareholder Services Agreement among Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and American Century(R) Variable Portfolios, Inc. Services, Inc.(13)



     j) Participation Agreement between Janus Aspen Series and Provident Mutual Life Insurance Company.(13)



     k) Participation Agreement among Oppenheimer Variable Account Funds, Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, and OppenheimerFunds, Inc.(13)



     l) Second Amendment to Participation Agreement among Provident Mutual Life Insurance Company of Philadelphia, Variable Insurance Products Fund, and Fidelity Distributors Corporation(13)



     m)Second Amendment to Participation Agreement among Provident Mutual Life Insurance Company of Philadelphia, Variable Insurance Products Fund II, and Fidelity Distributors Corporation(13)



     n) Addendum to Participation Agreement among Provident Mutual Life Insurance Company, Providentmutual Life and Annuity Company of America, Van Eck Investment Trust, and Van Eck Securities Corporation(13)



     o) Participation Agreement between Dreyfus Variable Investment Fund and Provident Mutual Life Insurance Company of Philadelphia(14)



     p) First Amendment to Participation Agreement between Dreyfus Variable Investment Fund and Providentmutual Life and Annuity Company of America(13)



     q) Second Amendment to Participation Agreement between Dreyfus Variable Investment Fund and Providentmutual Life and Annuity Company of America(13)


 9. Administrative Contracts. Not applicable.

10. Other Material Contracts.


     a)  Powers of Attorney(15)

     b) Additional Power of Attorney(16)



11. Legal Opinion. Opinion and Consent of James Bernstein, Esquire(12)


12. Actuarial Opinion. Not applicable.

13. Calculations. Not applicable.

14. Other Opinions.


     a)  Consent of Sutherland Asbill & Brennan LLP(17)



     b)  Consent of PricewaterhouseCoopers LLP(17)



     c) Consent of KPMG LLP(17)



     d)  Consent of Scott V. Carney, FSA, MAAA(17)


15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.


17. Redeemability Exemption. Description of Nationwide Life Insurance Company of America's Issuance, Transfer and Redemption Procedures for Policies.(12)

---------------

 (1) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-2625) for Provident Mutual Variable Growth Separate Account, et al., filed on May 1, 1998.



 (2) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) for Provident Mutual Variable Growth Separate Account, et al. filed on May 1, 1998.



 (3) Incorporated herein by reference to exhibit 8(f) to post-effective amendment number 5 to the Form N-4 registration statement (File No. 33-65512) for Providentmutual Variable Annuity Separate Account filed on May 1, 1998.



 (4) Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Variable Growth Separate Account, et al., filed on March 16, 1999.



 (5) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 18 to the Form S-6 registration statement (File No. 333-55470) for Provident Mutual Variable Growth Separate Account, et al., filed on May 1, 1998.



 (6) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 25, 2000.



 (7)Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-67775) for Providentmutual Life and Annuity Company of America filed on April 24, 2000.



 (8) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-82613) for Provident Mutual Life Insurance Company filed on April 25, 2000.



 (9) Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-84475) for Provident Mutual Variable Growth Separate Account, et al., filed October 25, 1999.



(10)Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company filed on February 8, 2001.

(11) Incorporated herein by reference to corresponding exhibits to the initial filing to the Form N-4 registration statement (File No. 333-58308) for Provident Mutual Life Insurance Company filed on April 5, 2001.



(12) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-84475) for Provident Mutual Life Insurance Company, filed on April 19, 2001.



(13) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 5 to the Form S-6 registration statement (File No. 333-71763) for Provident Mutual Life Insurance Company, filed on April 19, 2002.



(14) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 8 to the Form N-4 registration statement (File No. 33-65512) for Providentmutual Life and Annuity Company of America, filed on April 25, 2000.



(15) Incorporated herein by reference to corresponding exhibits to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) for Nationwide Life Insurance Company of America, filed on December 16, 2002.



(16) Incorporated herein by reference to corresponding exhibits to post-effective amendment number 6 to the Form N-6 registration statement (File No. 333-71763) for Nationwide Life Insurance Company of America, filed on February 21, 2003.



(17) To be filed by amendment.


Item 28.  Directors and Officers of the Depositor


 NAME AND PRINCIPAL BUSINESS ADDRESS*                POSITION AND OFFICES WITH DEPOSITOR
 ------------------------------------                -----------------------------------
Joseph J. Gasper**                         Director and Vice Chairperson of the Board
W. G. Jurgensen**                          Director, Chairperson of the Board, and Chief Executive
                                           Officer
Richard A. Karas**                         Director
Gary D. McMahan                            Director, President, and Chief Operating Officer
Robert A. Rosholt**                        Director
Mark R. Thresher**                         Director, Senior Vice President, and Assistant Treasurer
James Benson                               Senior Vice President and Assistant Treasurer
Scott V. Carney                            Senior Vice President and Actuary
Peter D. Cuozzo                            Senior Vice President
Patricia R. Hatler**                       Senior Vice President, General Counsel, and Secretary
William E. Mabe***                         Senior Vice President -- Operations
Edwin P. McCausland, Jr.**                 Senior Vice President
Brian W. Nocco**                           Senior Vice President and Treasurer
Denise Sortino***                          Senior Vice President


---------------
  * The principal business address for each officer and director is Nationwide Life Insurance Company of America, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, unless otherwise noted.

 ** The address is One Nationwide Plaza, Columbus, Ohio 43215

*** The address is 300 Continental Drive, Newark, Delaware 19713.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  1717 Advisory         1000 Chesterbrook                                 Stock          Pennsylvania    This is an inactive
  Services, Inc.        Blvd                                                                             company and was a
  (Provident --         Berwyn, PA 19312                                                                 registered investment
  acquired 1 Oct 02)                                                                                     advisor.
  1717 Brokerage        1000 Chesterbrook                                 Stock          Pennsylvania    This company is
  Services, Inc.        Blvd                                                                             registered as a
  (Provident --         Berwyn, PA 19312                                                                 broker-dealer.
  acquired 1 Oct 02)
  1717 Capital          Christina Executive                               Stock          Pennsylvania    The company is
  Management Company    Campus                                                                           registered as a
  (Provident -- acquired 220 Continental                                                                 broker-dealer and
  1 Oct 02)             Drive                                                                            investment advisor.
                        Newark, DE 19713
  1717 Insurance        75 Wells Avenue                                   Stock         Massachusetts    This is a agency that
  Agency of             Newton, MA 02159                                                                 was established to
  Massachusetts                                                                                          grant proper licensing
  (Provident -- acquired                                                                                 to Provident Mutual
  1 Oct 02)                                                                                              companies in
                                                                                                         Massachusetts.
  1717 Insurance        12221 Merit Dr                                    Stock             Texas        This is a agency that
  Agency of Texas       Suite 1100                                                                       was established to
  (Provident --         Dallas, TX 75251                                                                 grant proper licensing
  acquired 1 Oct 02)                                                                                     to Provident Mutual
                                                                                                         companies in Texas.
  401(k) Investment     99 San Jacinto Blvd   99 San Jacinto Blvd         Stock             Texas        The corporation is a
  Services, Inc.        Suite 1100            Suite 1100                                                 broker-dealer
                        Austin, TX 78701      Austin, TX 78701                                           registered with the
                                                                                                         National Association of
                                                                                                         Securities Dealer, a
                                                                                                         self-regulatory body of
                                                                                                         the Securities and
                                                                                                         Exchange Commission
  401(k) Companies,                           99 San Jacinto Blvd         Stock             Texas        This corporation acts
  Inc. (The)                                  Suite 1100                                                 as a holding company.
                                              Austin, TX 78701
  401(k) Company (The)                        99 San Jacinto Blvd         Stock             Texas        The corporation is a
                                              Suite 1100                                                 third- party
                                              Austin, TX 78701                                           Administrator providing
                                                                                                         record keeping services
                                                                                                         for 401(k) plans.
  401(k) Investment     99 San Jacinto Blvd   99 San Jacinto Blvd         Stock             Texas        The corporation is an
  Advisors, Inc         Suite 1100            Suite 1100                                                 investment advisor
                        Austin, TX 78701      Austin, TX 78701                                           registered with the
                                                                                                         Securities and Exchange
                                                                                                         Commission.
  Affiliate Agency of                         Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Ohio, Inc.                                  Columbus, OH 43216                                         insurance agency
                                                                                                         marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Affiliate Agency,                           Two Nationwide Plaza        Stock            Delaware      The corporation is an
  Inc                                         Columbus, OH 43216                                         insurance agency
                                                                                                         marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  AGMC Reinsurance Ltd  4546 Corporate Drive  4546 Corporate Drive        Stock         Turks & Caicos   The corporation is a
                        Suite 100             Suite 100                                    Islands       captive reinsurer.
                        West Des Moines, IA   West Des Moines, IA
                        50266-5911            50266-5911
  AID Financial         701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation is a
  Services, Inc         Des Moines, IA 50391  Des Moines, IA 50391                                       holding company.
  Allied Document       701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Solutions, Inc        Des Moines, IA 50391  Des Moines, IA 50391                                       provides general
                                                                                                         printing services to
                                                                                                         its affiliated
                                                                                                         companies as well as to
                                                                                                         unaffiliated companies.
  ALLIED General        701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporations a
  Agency Company        Des Moines, IA 50391  Des Moines, IA 50391                                       managing general agent
                                                                                                         and surplus lines
                                                                                                         broker for property and
                                                                                                         casualty insurance
                                                                                                         products.
  Allied Group          701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation engages
  Insurance Marketing   Des Moines, IA 50391  Des Moines, IA 50391                                       in the direct marketing
  Company                                                                                                of property and
                                                                                                         casualty insurance
                                                                                                         products.
  ALLIED Group, Inc     701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation is a
                        Des Moines, IA 50391  Des Moines, IA 50391                                       property and casualty
                                                                                                         holding company.
  ALLIED Property and   701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Casualty Insurance    Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
  Company                                                                                                property and casualty
                                                                                                         insurance.
  Allied Texas Agency,  701 Fifth Avenue      701 Fifth Avenue            Stock             Texas        The corporation acts as
  Inc.                  Des Moines, IA 50391  Des Moines, IA 50391                                       a managing general
                                                                                                         agent to place personal
                                                                                                         and commercial
                                                                                                         automobile insurance
                                                                                                         with CCNIC for the
                                                                                                         independent agency
                                                                                                         companies.
  Allnations, Inc.                                                        Stock              Ohio        The corporation engages
                                                                                                         in promoting ,
                                                                                                         extending, and
                                                                                                         strengthening
                                                                                                         cooperative insurance
                                                                                                         organizations
                                                                                                         throughout the world.
  AMCO Insurance        701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Company               Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
                                                                                                         property and casualty
                                                                                                         insurance.
  American Marine                             One Nationwide Plaza        Stock            Florida       The corporation is an
  Underwriters, Inc                           Columbus, Ohio 43216                                       underwriting manager
                                                                                                         for ocean cargo and
                                                                                                         hull insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Asset Management      Gartmore House        One Nationwide Plaza        Stock          England and     The corporation is a
  Holdings, plc         8 Fenchurch Place     Columbus, Ohio 43217                          Wales        holding company of a
                        London                                                                           group engaged in the
                        EC3M4PH                                                                          management of pension
                        United Kingdom                                                                   fund assets, unit trust
                                                                                                         and other collective
                                                                                                         investment trusts an
                                                                                                         portfolios for
                                                                                                         corporate clients.
  Audenstar Limited     Gartmore House        Gartmore House        Limited Liability      England       To market insurance
  acquired by GGAMT 27  8 Fenchurch Place     8 Fenchurch Place          Company                         products and to carry
  Jun 02                London                London                                                     on business in the
                        EC3M4PH               EC3M4PH                                                    fields of life,
                        United Kingdom        United Kingdom                                             pension, house motor,
                                                                                                         marine, fire employers'
                                                                                                         liability, accident and
                                                                                                         other insurance; to act
                                                                                                         as insurance brokers
                                                                                                         and consultants and as
                                                                                                         agents for effecting
                                                                                                         insurance and obtaining
                                                                                                         policies in respect of
                                                                                                         all and every kind of
                                                                                                         risk and against death,
                                                                                                         injury or loss arising
                                                                                                         out of, or through, or
                                                                                                         in connection with any
                                                                                                         accident and against
                                                                                                         loss or damage to real
                                                                                                         or personal property.
  Cal-Ag Insurance      1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation is a
  Services, Inc         Sacramento, CA 95815  Sacramento, CA 95815                                       small captive insurance
                                                                                                         brokerage firm serving
                                                                                                         principally, but not
                                                                                                         exclusively, the
                                                                                                         "traditional" agent
                                                                                                         producers of CalFarm
                                                                                                         Insurance Company.
  CalFarm Insurance     1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation assist
  Agency                Sacramento, CA 95815  Sacramento, CA 95815                                       agents and affiliated
                                                                                                         companies in account
                                                                                                         completion for
                                                                                                         marketing CalFarm
                                                                                                         Products.
  Calfarm Insurance     1602 Exposition Blvd  1602 Exposition Blvd        Stock           California     The corporation is a
  Company               Sacramento, CA 95815  Sacramento, CA 95815                                       California based
                                                                                                         multi-line insurance
                                                                                                         corporation which
                                                                                                         writes agricultural,
                                                                                                         commercial, personal
                                                                                                         and individual health
                                                                                                         coverages and benefits
                                                                                                         for the sponsorship of
                                                                                                         the California Farm
                                                                                                         Bureau.
  CAP PRO HOLDING,                                                        Stock            Delaware      This company operates
  INC. (NEW COMPANY                                                                                      as a holding company.
  FORMED 17 OCT 02)
  Coda Capital                                                            stock          Pennsylvania    The company is a
  Management acquired                                                                                    convertible bond
  by Nationwide                                                                                          manager.
  Financial Services,
  Inc. on 12 Sep 02


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Colonial County                             8416 Datapoint Dr          Mutual             Texas        The corporation
  Mutual Insurance                            San Antonio, TX                                            underwrites
  Company                                     78227                                                      non-standard automobile
                                                                                                         and motor cycle
                                                                                                         insurance and various
                                                                                                         other commercial
                                                                                                         liability coverage in
                                                                                                         Texas.
  Cooperative Service   1963 Bell Avenue      1963 Bell Avenue            Stock            Nebraska      The corporation is an
  Company               Des Moines, Iowa      Des Moines, Iowa                                           insurance agency that
                        50315                 50315                                                      sell and services
                                                                                                         commercial insurance,
                                                                                                         The corporation also
                                                                                                         provides loss control
                                                                                                         and compliance
                                                                                                         consulting services and
                                                                                                         audit, compilation, and
                                                                                                         tax preparation
                                                                                                         services.
  Corviant Corporation  1200 RIVER ROAD       1200 RIVER ROAD             Stock            Delaware      The purpose of the
                        CONSHOHOCKEN, PA      CONSHOHOCKEN,                                              corporation is to
                        19428                 PA 19428                                                   create a captive
                                                                                                         distribution network
                                                                                                         through which
                                                                                                         affiliates can sell
                                                                                                         multi-manager
                                                                                                         investment products,
                                                                                                         insurance products and
                                                                                                         sophisticate estate
                                                                                                         planning services.
  Damian Securities     Gartmore House        One Nationwide Plaza        Stock           England &      The corporation is
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        engaged in investment
                        London                                                                           holding.
                        EC3M4PH
                        United Kingdom
  Dancia Life S.A.      NEW COMPANY                                       stock           Luxembourg
  acquired by NGH
  Luxembourg S.A.
  10 Sep 02
  Delfi Realty          P.O. BOX 12610                                    Stock            Delaware      This is an inactive
  Corporation           WILMINGTON, DE 19850                                                             company.
  (Provident -- acquired
  1 Oct 02)
  Depositors Insurance  701 Fifth Avenue      701 Fifth Avenue            Stock              Iowa        The corporation
  Company               Des Moines, IA 50391  Des Moines, IA 50391                                       underwrites general
                                                                                                         property and casualty
                                                                                                         insurance.
  Dinamica                                                                Stock             Brazil       The company
  Participacoes SA                                                                                       participates in other
                                                                                                         companies related to
                                                                                                         the registrant's
                                                                                                         international
                                                                                                         operations.
  Discover Insurance                          One Nationwide Plaza  Limited Liability     California     The purpose of the
  Agency , LLC                                Columbus, Ohio 43215       Company                         company is to sell
                                                                                                         property and casualty
                                                                                                         insurance products,
                                                                                                         including, but not
                                                                                                         limited to, automobile
                                                                                                         or other vehicle
                                                                                                         insurance and
                                                                                                         homeowner's insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Discover Insurance                          One Nationwide Plaza  Limited Liability       Texas        To sell property and
  Agency of Texas, LLC                        Columbus, Ohio 43215       Company                         casualty insurance
                                                                                                         products including, but
                                                                                                         not limited to,
                                                                                                         automobile or other
                                                                                                         vehicle insurance and
                                                                                                         homeowner's insurance.
  F&B Inc.              1963 Bell Avenue      1963 Bell Avenue            Stock              Iowa        The corporation is an
                        Des Moines, Iowa      Des Moines, Iowa                                           insurance agency that
                        50315                 50315                                                      places business not
                                                                                                         written by Farmland
                                                                                                         Insurance company with
                                                                                                         other carriers.
  Farmland Mutual       1963 Bell Avenue      1963 Bell Avenue           Mutual              Iowa        The corporation
  Insurance Company     Des Moines, Iowa      Des Moines, Iowa                                           provides property and
                        50315                 50315                                                      casualty insurance
                                                                                                         primarily to
                                                                                                         agricultural
                                                                                                         businesses.
  Fenplace Limited      Gartmore House        One Nationwide Plaza        Stock           England &      Currently inactive.
                        8 Fenchurch Place     Columbus, Ohio 43215                          Wales
                        London
                        EC3M4PH
                        United Kingdom
  Financial Horizons                          Two Nationwide Plaza        Stock             Texas        The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Texas, Inc                                                                                          marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock            Alabama       The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Alabama, Inc                                                                                        marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Ohio, Inc                                                                                           marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock            Oklahoma      The corporation is an
  Distributors Agency                         Columbus, Ohio 43215                                       insurance agency
  of Oklahoma, Inc.                                                                                      marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.
  Financial Horizons                          Two Nationwide Plaza        Stock            Oklahoma      The corporation is a
  Securities                                  Columbus, Ohio 43215                                       limited broker-dealer
  Corporation                                                                                            doing business solely
                                                                                                         in the financial
                                                                                                         institutions market.
  Florida Records                             Two Nationwide Plaza        Stock            Florida       The corporation
  Administrator, Inc.                         Columbus, Ohio 43215                                       administers the
                                                                                                         deferred compensation
                                                                                                         play for the public
                                                                                                         employees of the State
                                                                                                         of Florida.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Four P Finance                                                          Stock          Pennsylvania    This is an inactive
  Company                                                                                                company.
  (Provident -- acquired
  1 Oct 02)
  G.I.L. Nominees       Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act of 1985
                        United Kingdom                                                                   (English Law)
  Gartmore 1990         Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        as a general partner in
                        London                                                                           a limited partnership
                        EC3M4PH                                                                          formed to invest
                        United Kingdom                                                                   unlisted securities.
  Gartmore 1990         Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Trustee Limited       8 Fenchurch Place     Columbus, Ohio 43215                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act of 1985
                        United Kingdom                                                                   (English Law)
  Gartmore Asset        1200 RIVER ROAD       1209 Orange Street          Stock            Delaware      The company serves a
  Management, Inc.      CONSHOHOCKEN,         Wilmington, DE 19801                                       registered investment
  (new company -- 4     PA 19428                                                                         advisor/performing
  Apr 02)                                                                                                equity investment
                                                                                                         functions.
  Gartmore Capital      Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Management Limited    8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in investment
                        London                                                                           management and advisory
                        EC3M4PH                                                                          services to business
                        United Kingdom                                                                   institutional and
                                                                                                         private investors.
  Gartmore              1200 RIVER ROAD       1200 River Road             Stock            Delaware      The corporation is a
  Distribution          CONSHOHOCKEN,         Conshohocken,                                              limited broker-dealer.
  Services Inc          PA 19428              PA 19428
  Gartmore Emerging     1200 RIVER ROAD       1209 Orange Street    Limited Liability      Delaware
  Managers, LLC (name   CONSHOHOCKEN,         Wilmington, DE 19801       Company
  change eff 15 Oct     PA 19428
  02)
  Gartmore Fund         Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Managers Limited      8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in authorized unit
                        London                                                                           trust management.
                        EC3M4PH
                        United Kingdom
  Gartmore Fund         PO Box 278            Gartmore House              Stock         Jersey Channel   The company is engaged
  Managers              45 la Motte Street    8 Fenchurch Place                            Islands       in investment
  International         St Helier             London                                                     administration and
  Limited               Jersey Channel        EC3M4PH                                                    support.
                        Islands               United Kingdom
                        JE4 8TF
  Gartmore Global       1200 RIVER ROAD       1200 River Road        Business Trust        Delaware      The company acts as a
  Asset Management      CONSHOHOCKEN,         Conshohocken,                                              holding company for the
  Trust                 PA 19428              PA 19428                                                   Gartmore Group and as a
                                                                                                         registered investment
                                                                                                         advisor.
  Gartmore Global       1200 RIVER ROAD       3801 KENNETT PIKE           STOCK            Delaware      This company operates
  Asset Management,     CONSHOHOCKEN,         STE C200                                                   as a holding company.
  Inc.                  PA 19428              GREENVILLE,
  (new 31 May 02)                             DE 19807


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore Global       1200 RIVER ROAD       3801 KENNETT PIKE           Stock            Delaware      The company acts as a
  Investments Inc       CONSHOHOCKEN, PA      STE C200                                                   holding company.
                        19428                 GREENVILLE, DE 19807
  Gartmore Global       Gartmore House        One Nationwide Plaza  Delaware General       Delaware      The partnership is
  Partners              8 Fenchurch Place     Columbus, Ohio 43216     Partnership                       engaged in investment
                        London                                                                           management.
                        EC3M4PH
                        United Kingdom
  Gartmore Indosuez UK  Gartmore House        One Nationwide Plaza        Stock           England &      The company is a
  Recovery Fund (G.P.)  8 Fenchurch Place     Columbus, Ohio 43216                          Wales        general partner in two
  Limited               London                                                                           limited partnerships
                        EC3M4PH                                                                          formed to invest in
                        United Kingdom                                                                   unlisted securities.
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43215                          Wales        in investment
                        London                                                                           management and advisory
                        EC3M4PH                                                                          services to pension
                        United Kingdom                                                                   funds, unit trusts and
                                                                                                         other collective
                                                                                                         investment schemes,
                                                                                                         investment trusts and
                                                                                                         portfolios for
                                                                                                         corporate or other
                                                                                                         institutional clients.
  Gartmore Investment   Oberlindau 80-82      Gartmore House              Stock            Germany       The company is engaged
  Services GmbH         D-60323 Frankfurt am  8 Fenchurch Place                                          in marketing support.
                        Main. Germany         London
                                              EC3M4PH
                                              United Kingdom
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock            England       The company is engaged
  Services Limited      8 Fenchurch Place     Columbus, Ohio 43216                                       in investment holding.
                        London
                        EC3M4PH
                        United Kingdom
  Gartmore Investment   Gartmore House        One Nationwide Plaza        Stock           England &      The company is an
  Management plc        8 Fenchurch Place     Columbus, Ohio 43215                          Wales        investment holding
                        London                                                                           company and provides
                        EC3M4PH                                                                          services to other
                        United Kingdom                                                                   companies within the
                                                                                                         Gartmore Group.
  Gartmore Investor     1200 RIVER ROAD       1200 River Road             Stock              Ohio        The corporation
  Services, Inc.        CONSHOHOCKEN, PA      Conshohocken, PA                                           provides transfer and
                        19428                 19428                                                      dividend disbursing
                                                                                                         services to various
                                                                                                         mutual fund entities.
  Gartmore Japan        10F Asahi Seimei      Gartmore House              Stock             Japan        The company is engaged
  Limited               Hibiya Building       8 Fenchurch Place                                          in the business of
                        1-5-1 Yurakucho       London                                                     investment management.
                        Chiyodo-Ku            EC3M4PH
                        Tokyo                 United Kingdom


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore Morley and   5665 SW Meadows Rd    5665 SW Meadows Rd          Stock             Oregon       The corporation brokers
  Associates, Inc.      Suite 400             Suite 400                                                  or places book value
                        Lake Oswego, OR       Lake Oswego, OR                                            maintenance agreements
                        97035                 97035                                                      (wrap contracts) and
                                                                                                         guaranteed contracts
                                                                                                         (GICs) for collective
                                                                                                         investment trusts and
                                                                                                         accounts.
  Gartmore Morley       5665 SW Meadows Rd    5665 SW Meadows             Stock             Oregon       The corporation is an
  Capital Management,   Suite 400             Suite 400                                                  investment advisor and
  Inc.                  Lake Oswego, OR       Lake Oswego, OR                                            stable value money
                        97035                 97035                                                      manager.
  Gartmore Morley       5665 SW Meadows Rd    5667 SW Meadows             Stock             Oregon       The corporation is a
  Financial Services,   Suite 400             Suite 400                                                  holding company.
  Inc.                  Lake Oswego, OR       Lake Oswego, OR
                        97035                 97035
  Gartmore Mutual Fund  1200 RIVER ROAD       1200 River Road        Business Trust        Delaware      The trust acts as a
  Capital Trust         CONSHOHOCKEN,         Conshohocken, PA                                           registered investment
                        PA 19428              19428                                                      advisor.
  Gartmore Nominees     Gartmore House        One Nationwide Plaza        Stock           England &      The company is dormant
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        within the meaning of
                        London                                                                           Section 249AA of the
                        EC3M4PH                                                                          Companies Act 1985
                        United Kingdom                                                                   (English Law)
  Gartmore Pension      Gartmore House        One Nationwide Plaza        Stock           England &      The company is the
  Trustees Limited      8 Fenchurch Place     Columbus, Ohio 43216                          Wales        trustee of the Gartmore
                        London                                                                           Pension Scheme.
                        EC3M4PH
                        United Kingdom
  Gartmore Riverview    97 East River Road    Gartmore House        Limited Liability      Delaware      The company provides
  LLC                   Rumson, NJ 07760      8 Fenchurch Place          Company                         customized solutions,
                                              London                                                     in the form of expert
                                              EC3M4PH                                                    advise and investment
                                              United Kingdom                                             management services, to
                                                                                                         a limited number of
                                                                                                         institutional
                                                                                                         investors, through
                                                                                                         construction of hedge
                                                                                                         fund and alternative
                                                                                                         asset portfolios and
                                                                                                         their integration into
                                                                                                         the entire asset
                                                                                                         allocation framework.
  Gartmore S.A.         1200 RIVER ROAD       1201 River Roads       Business Trust        Delaware      The trust acts as a
  Capital Trust         CONSHOHOCKEN, PA      Conshohocken, PA                                           registered investment
                        19428                 19428                                                      advisor.
  Gartmore Secretaries  PO Box 278            Gartmore House              Stock            Jersey,       The company acts as a
  (Jersey) Ltd          45 la Motte Street    8 Fenchurch Place                            Channel       nominee. The company is
                        St Helier             London                                       Islands       dormant.
                        Jersey                EC3M4PH
                        Channel Islands       United Kingdom
                        JE4 8TF
  Gartmore Securities   Gartmore House        One Nationwide Plaza        Stock           England &      The company is engaged
  Limited               8 Fenchurch Place     Columbus, Ohio 43216                          Wales        in investment holding
                        London                                                                           and is a partner in
                        EC3M4PH                                                                          Gartmore Global
                        United Kingdom                                                                   Partners.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Gartmore Trust        5665 SW Meadows Rd    5665 SW Meadows Rd          Stock             Oregon       The corporation is an
  Company               Suite 400             Suite 400                                                  Oregon state bank with
                        Lake Oswego, OR       Lake Oswego, OR                                            trust power.
                        97035                 97035
  Gartmore U.S.                               One Nationwide Plaza        Stock           England &      The company is a joint
  Limited                                     Columbus, Ohio 43216                          Wales        partner in Gartmore
                                                                                                         Global Partners.
  Gates, McDonald &                           3456 Mill Run Dr            Stock              Ohio        The company provides
  Company                                     Hilliard, OH 43026                                         services to employers
                                                                                                         for managing worker's
                                                                                                         compensation matters
                                                                                                         and employee benefits
                                                                                                         costs.
  Gates, McDonald &                           3456 Mill Run Dr            Stock             Nevada       The corporation
  Company of Nevada                           Hilliard, OH 43026                                         provides self-insurance
                                                                                                         administration, claims
                                                                                                         examining and data
                                                                                                         processing services.
  Gates, McDonald &                           3456 Mill Run Dr            Stock            New York      The corporation
  Company of New York,                        Hilliard, OH 43026                                         provides worker's
  Inc                                                                                                    compensation/self-insured
                                                                                                         claims administration
                                                                                                         services to employers
                                                                                                         with exposure in New
                                                                                                         York.
  GatesMcDonald Health                        3456 Mill Run Dr            Stock              Ohio        The corporation
  Plus, Inc.                                  Hilliard, OH 43026                                         provides medical
                                                                                                         management and cost
                                                                                                         containment services to
                                                                                                         employers.
  GGI MGT LLC NEW       1200 RIVER ROAD       919 North Market St   Limited Liability      Delaware      The company is a
  COMPANY 19 SEP 02     CONSHOHOCKEN,         Suite 600                  Company                         passive investment
                        PA 19428              Wilmington, DE 19801                                       holder in Newhouse
                                                                                                         Special Situations Fund
                                                                                                         I, LLC for the purpose
                                                                                                         of allocation of
                                                                                                         earnings to Gartmore
                                                                                                         management team as it
                                                                                                         relates to the
                                                                                                         ownership and
                                                                                                         management of Newhouse
                                                                                                         Special Situations Fund
                                                                                                         I, LLC.
  Institutional                                                           Stock            New York      This company holds
  Concepts, Inc.                                                                                         insurance licenses in
  (Provident --                                                                                          numerous states.
  acquired 1 Oct 02)
  Insurance                                   6461 Busch Blvd,            Stock              Ohio        The corporation is an
  Intermediaries, Inc                         Ste 100                                                    insurance agency and
                                              Columbus, Oh 43229                                         provides commercial
                                                                                                         property and casualty
                                                                                                         brokerage services.
  Landmark Financial                          Two Nationwide Plaza        Stock            New York      The corporation is an
  Services of New                             Columbus, Oh 43216                                         insurance agency
  York, Inc.                                                                                             marketing life
                                                                                                         insurance and annuity
                                                                                                         products through
                                                                                                         financial institutions.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Lone Star General     11603 West Coker      11603 West Coker            Stock             Texas        The corporation acts as
  Agency, Inc           Loop #100             Loop #100                                                  general agent to market
                        San Antonio, TX       San Antonio, TX                                            non-standard automobile
                        78216                 78216                                                      and motorcycle
                                                                                                         insurance for Colonial
                                                                                                         County Mutual Insurance
                                                                                                         Company.
  Market Street Fund    1000 Chesterbrook                                 Stock            Delaware      This is an open-end
  (Provident -- acquired Blvd                                                                            diversified management
  1 Oct 02)             Berwyn, PA 19312                                                                 company that serves as
                                                                                                         an investment medium
                                                                                                         for the variable life
                                                                                                         policies and variable
                                                                                                         annuity of NLICA and
                                                                                                         NLAICA.
  Market Street         1000 Chesterbrook                                 Stock          Pennsylvania    This is an inactive
  Investment            Blvd                                                                             company.
  Management Company    Berwyn, PA 19312
  (Provident -- acquired
  1 Oct 02)
  MedProSolutions, Inc  3456 Mill Run Dr      3456 Mill Run Dr            Stock         Massachusetts    The corporation
                        Hilliard, OH 43026    Hilliard, OH 43026                                         provides third-party
                                                                                                         administration services
                                                                                                         for workers
                                                                                                         compensation,
                                                                                                         automobile injury and
                                                                                                         disability claims.
  National Casualty     16 North Carroll      8877 North Gainey           Stock           Wisconsin      The corporation
  Company               Street,               Center Dr.                                                 underwrites various
                        Ste 209               Scottsdale, Arizona                                        property and casualty
                        Madison, Wisconsin    85258                                                      coverage, as well as
                        53703                                                                            individual and group
                                                                                                         accident and health
                                                                                                         insurance.
  National Casualty                                                       Stock            England       This company is
  Company of America,                                                                                    currently inactive.
  Ltd
  National Deferred                           1550 Old Henderson          Stock              Ohio        The corporation
  Compensation Inc.                           Rd                                                         administers deferred
                                              Columbus, Oh 43220                                         compensation plans for
                                                                                                         public employees.
  Nationwide Advantage  4546 Corporate Drive  4546 Corporate Drive        stock              Iowa        The company is engaged
  Mortgage Company      Suite 100             Suite 100                                                  in making residential
  (name change)         West Des Moines, IA   West Des Moines, IA                                        (1-4 family) mortgage
                        50266-5911            50266-5911                                                 loans.
  Nationwide Affinity   One Nationwide Plaza  Corporate Woods,            Stock             Kansas       It is a shell insurer
  Insurance Company of  Columbus, Ohio 43215  Bldg. 9                                                    with no active policies
  America                                     Suite 450                                                  of liabilities.
                                              9200 Indian Creek
                                              Pky
                                              Overland Park , KS
                                              66210
  Nationwide                                  Three Nationwide      Limited Liability        Ohio        The company invests in
  Affordable Housing,                         Plaza                      Company                         affordable multi-family
  LLC                                         Columbus, Ohio 43216                                       housing projects
                                                                                                         throughout the U.S.
  Nationwide Agency,    5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation is an
  Inc.                  Circle                Circle                                                     insurance agency.
                        Dublin, Ohio 43017    Dublin, Ohio 43017


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide            1964 Bell Avenue      1964 Bell Avenue            Stock              Iowa        The corporation
  Agribusiness          Des Moines, IA 50315  Des Moines, IA 50315                                       provides property and
  Insurance Company                                                                                      casualty insurance
                                                                                                         primarily to
                                                                                                         agricultural business.
  Nationwide Arena,                           One Nationwide Plaza  Limited Liability        Ohio        The purpose of this
  LLC                                         Columbus, Ohio 43216       Company                         company is to develop
                                                                                                         Nationwide Arena and to
                                                                                                         engage in related Arena
                                                                                                         district development
                                                                                                         activity.
  Nationwide Asset                            1 Minster Court             Stock           England &      This company acts as a
  Management Holdings,                        Mincing Lane 1                                Wales        holding company.
  Ltd.                                        London EC3R 7AA
                                              England
  Nationwide Assurance  16 North Carroll      One Nationwide Plaza        Stock           Wisconsin      The corporation under-
  Company               Street, Ste 209       Columbus, Ohio 43215                                       writes non-standard
                        Madison, Wisconsin                                                               auto and motorcycle
                        53703                                                                            insurance.
  Nationwide Capital    One Nationwide Plaza  One Nationwide Plaza  Limited Liability        Ohio        This is a holding
  Mortgage, LLC (new    Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         company that funds/owns
  company -- formed 14                                                                                   commercial mortgage
  Feb 02)                                                                                                loans for an interim
                                                                                                         basis, hedges the loans
                                                                                                         during the ownership
                                                                                                         period, and then sells
                                                                                                         the loans as part of a
                                                                                                         securitization to
                                                                                                         generate a profit.
  Nationwide Cash       One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation buys
  Management Company    Columbus, Ohio 43215  Columbus, Ohio 43215                                       and sells investment
                                                                                                         securities of a
                                                                                                         short-term nature as
                                                                                                         agent for other
                                                                                                         corporations,
                                                                                                         foundations, and
                                                                                                         insurance company
                                                                                                         separate accounts.
  Nationwide Community                        One Nationwide Plaza  Limited Liability        Ohio        The company hold
  Development                                 Columbus, Ohio 43215       Company                         investments in
  Corporation, LLC                                                                                       low-income housing
                                                                                                         funds.
  Nationwide                                  One Nationwide Plaza        Stock              Ohio        The corporation acts
  Corporation                                 Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company for entities
                                                                                                         affiliated with NMIC
                                                                                                         and NMFIC.
  Nationwide Financial                        One Nationwide Plaza        Stock              Ohio        The corporation acts as
  Assignment Company                          Columbus, Ohio 43215                                       an administrator of
                                                                                                         structured settlements.
  Nationwide Financial                        One Nationwide Plaza        Stock            Delaware      The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors Agency,                                                                                   insurance agency.
  Inc.
  Nationwide Financial                        One Nationwide Plaza        Stock           New Mexico     The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors Agency,                                                                                   insurance agency.
  Inc. of New Mexico


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Financial                        One Nationwide Plaza        Stock         Massachusetts    The corporation engages
  Institution                                 Columbus, Ohio 43215                                       in the business of an
  Distributors                                                                                           insurance agency.
  Insurance Agency,
  Inc of Massachusetts
  Nationwide Financial                        One Nationwide Plaza        Stock            Bermuda       The corporation is a
  Services (Bermuda)                          Columbus, Ohio 43215                                       long- term insurer that
  Ltd.                                                                                                   issues variable annuity
                                                                                                         and variable life
                                                                                                         products to persons
                                                                                                         outside the United
                                                                                                         States and Bermuda.
  Nationwide Financial                        One Nationwide Plaza      Statutory          Delaware      The Trust's sole
  Services Capital                            Columbus, Ohio 43215   Business Trust                      purpose is to issue and
  Trusts                                                                                                 sell certain securities
                                                                                                         representing individual
                                                                                                         beneficial interests in
                                                                                                         the assets of the
                                                                                                         Trust.
  Nationwide Financial                        One Nationwide Plaza      Statutory          Delaware      The Trust's sole
  Services Capital                            Columbus, Ohio 43215   Business Trust                      purpose is to issue and
  Trusts II                                                                                              sell certain securities
                                                                                                         representing individual
                                                                                                         beneficial interests in
                                                                                                         the assets of the
                                                                                                         Trust.
  Nationwide Financial                        One Nationwide Plaza        Stock            Delaware      The corporation acts
  Services, Inc.                              Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company within the
                                                                                                         Nationwide organization
                                                                                                         that offer or
                                                                                                         distribute long-term
                                                                                                         savings and retirement
                                                                                                         products.
  Nationwide Financial                        One Nationwide Plaza  Limited Liability       Poland       The corporation
  Sp. Zo.o                                    Columbus, Ohio 43215       Company                         provides services to
                                                                                                         Nationwide Global
                                                                                                         Holdings, Inc. in
                                                                                                         Poland.
  Nationwide                                  One Nationwide Plaza   not-for-profit          Ohio        The corporation
  Foundation                                  Columbus, Ohio 43215                                       contributes to
                                                                                                         non-profit activities
                                                                                                         and projects.
  Nationwide General    One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The Corporation
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215                                       transacts a general
                                                                                                         insurance business,
                                                                                                         except life insurance.
  Nationwide Global                           One Nationwide Plaza    single member          Ohio        The company acts as a
  Finance, LLC                                Columbus, Ohio 43215  limited liability                    support company for
                                                                         company                         Nationwide Global
                                                                                                         Holdings, Inc., in its
                                                                                                         international
                                                                                                         capitalization efforts.
  Nationwide Global                           One Nationwide Plaza   exempt limited       Luxembourg     This company is formed
  Funds                                       Columbus, Ohio 43215  liability company                    to issue shares of
                                                                                                         mutual funds.
  Nationwide Global                           One Nationwide Plaza        Stock              Ohio        The corporation is a
  Holdings, Inc.                              Columbus, Ohio 43215                                       holding company for
                                                                                                         international
                                                                                                         operations.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Global                           One Nationwide Plaza      Branch of         Luxembourg     It serves as an
  Holdings, Inc.                              Columbus, Ohio 43215  Nationwide Global                    extension of Nationwide
  Luxembourg Branch                                                   Holdings, Inc                      Global Holdings, Inc.
  Nationwide Global                           One Nationwide Plaza        Stock             Brazil       The company acts as a
  Holdings-NGH Brazil                         Columbus, Ohio 43215                                       Holding Company.
  Participacoes LTDA
  Nationwide Global                           One Nationwide Plaza        Stock            Delaware      The company acts as a
  Japan, Inc                                  Columbus, Ohio 43215                                       Holding Company.
  Nationwide Global                           One Nationwide Plaza        Stock           Hong Kong      The corporation is a
  Limited                                     Columbus, Ohio 43215                                       holding company for
                                                                                                         Asian operations.
  Nationwide Health     5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation
  Plans, Inc            Circle                Circle                                                     operates as a Health
                        Dublin, Ohio 43017    Dublin, Ohio 43017                                         Insurance Corporation
                                                                                                         (HIC).
  Nationwide Holdings,                                                    Stock             Brazil       The purpose of this
  SA                                                                                                     company is to
                                                                                                         participate in other
                                                                                                         companies related to
                                                                                                         registrant's
                                                                                                         international
                                                                                                         operations.
  Nationwide Home                             710 Fifth Avenue            Stock              Ohio        This corporation
  Mortgage                                    Des Moines, Iowa                                           performs the marketing
  Distributors, Inc.                          50391                                                      function for Nationwide
                                                                                                         Home Mortgage Company.
  Nationwide Indemnity  One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        Acts as a reinsurer by
  Company               Columbus, Ohio 43215  Columbus, Ohio 43215                                       assuming business from
                                                                                                         NMIC and other insurers
                                                                                                         within the Nationwide
                                                                                                         Insurance Organization.
  Nationwide Insurance  16 North Carroll      701 Fifth Avenue            Stock           Wisconsin      The corporation is an
  Company of America    Street, Ste 209       Des Moines, Iowa                                           independent agency
                        Madison, Wisconsin    50391                                                      person lines
                        53703                                                                            underwriter of
                                                                                                         property/casualty
                                                                                                         Insurance.
  Nationwide Insurance  One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation tracks
  Company of Florida    Columbus, Ohio 43215  Columbus, Ohio 43215                                       general business except
                                                                                                         life insurance.
  Nationwide Insurance                        One Nationwide Plaza  Limited Liability        Ohio        The company provides
  Sales Company, LLC                          Columbus, Ohio 43215       Company                         administrative services
  (Named changed                                                                                         for the product sales
  effective 3 Jun 02)                                                                                    and distribution
                                                                                                         channels of Nationwide
                                                                                                         Mutual Insurance
                                                                                                         Company and its
                                                                                                         affiliates and
                                                                                                         subsidiary insurance
                                                                                                         companies.
  Nationwide                                  One Nationwide Plaza        Stock           California     The corporation is a
  International                               Columbus, Ohio 43215                                       special risks, excess
  Underwriters, Inc.                                                                                     and surplus lines
                                                                                                         underwriting manager.
  Nationwide            Two Nationwide Plaza  One Nationwide Plaza        Stock            Oklahoma      It is a limited broker-
  Investment Services   Columbus, Ohio 43215  Columbus, Ohio 43215                                       dealer doing business
  Corporation                                                                                            in the deferred
                                                                                                         compensation market and
                                                                                                         acts as an investment
                                                                                                         advisor.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Life and   One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation engages
  Annuity Insurance     Columbus, Ohio 43215  Columbus, Ohio 43215                                       is underwriting life
  Company                                                                                                insurance and granting
                                                                                                         purchasing, and
                                                                                                         disposing of annuities.
  Nationwide Life and   300 Continental       1200 Chesterbrook           Stock            Delaware      The company insures
  Annuity Company of    Drive                 Blvd                                                       against personal
  America               Newark, DE            Berwyn, PA 19312                                           injury, disablement, or
  (Provident --         19713-4399                                                                       death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness and every
                                                                                                         insurance appertaining
                                                                                                         thereto.
  Nationwide Life                             One Nationwide Plaza  Limited Liability      Thailand      The corporation
  Assurance Company,                          Columbus, Ohio 43215       Company                         provides individual
  Ltd.                                                                                                   life insurance, group
                                                                                                         life and health
                                                                                                         insurance, fixed and
                                                                                                         variable annuity
                                                                                                         products, and other
                                                                                                         life insurance
                                                                                                         products.
  Nationwide Life       1000 Chesterbrook     1000 Chesterbrook           Stock          Pennsylvania    The company insures
  Insurance Company of  Blvd                  Blvd                                                       against personal
  America               Berwyn, PA 19312      Berwyn, PA 19312                                           injury, disablement, or
  (Provident --                                                                                          death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness amd every
                                                                                                         insurance appertaining
                                                                                                         thereto.
  Nationwide Life       300 Continental       1200 Chesterbrook           Stock            Delaware      The company insures
  Insurance Company of  Drive                 Blvd                                                       against personal
  Delaware              Newark, DE            Berwyn, PA 19312                                           injury, disablement, or
  (Provident --         19713-4399                                                                       death resulting from
  acquired 1 Oct 02)                                                                                     traveling or general
                                                                                                         accidents, and against
                                                                                                         disablement resulting
                                                                                                         from sickness amd every
                                                                                                         insurance appertaining
                                                                                                         thereto.
  Nationwide Life       One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        This corporation
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215                                       provides individual
                                                                                                         life, group and health
                                                                                                         insurance, fixed and
                                                                                                         variable annuity
                                                                                                         products, and other
                                                                                                         life insurance
                                                                                                         products.
  Nationwide Lloyds     1333 Corporate Drive  1333 Corporate Drive   This is a Texas        Texas        The corporation markets
                        Irving, Texas 75038   Irving, Texas 75038    Lloyds company                      commercial property
                                                                                                         insurance in Texas.
  Nationwide            5525 Parkcenter       5525 Parkcenter             Stock              Ohio        The corporation offers
  Management System,    Circle                Circle                                                     a preferred provider
  Inc.                  Dublin, Ohio 43017    Dublin, Ohio 43017                                         organization and other
                                                                                                         related products and
                                                                                                         services.
  NATIONWIDE MARTIMA                                                      Stock             Brazil       To operate as a
  VIDA PREVIDENCIA                                                                                       licensed insurance
  S.A.                                                                                                   company in the
                                                                                                         categories of Life and
                                                                                                         Unrestricted Private
                                                                                                         Pension Plans in
                                                                                                         Brazil.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Mortgage                         One Nationwide Plaza        Stock              Ohio        The corporation acts as
  Holdings, Inc.                              Columbus, Ohio 43215                                       a holding company.
  Nationwide Mutual     One Nationwide Plaza  One Nationwide Plaza  Mutual Insurance         Ohio        The company engages in
  Fire Insurance        Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         a general insurance and
  Company                                                                                                reinsurance business,
                                                                                                         except life insurance.
  Nationwide Mutual                           Three Nationwide          open-end             Ohio        The corporation
  Funds                                       Plaza                    investment                        operates as a business
                                              Columbus, Ohio 43215       company                         trust for the purposes
                                                                                                         of issuing investment
                                                                                                         shares to the public
                                                                                                         and to segregate asset
                                                                                                         accounts of life
                                                                                                         insurance companies.
  Nationwide Mutual     One Nationwide Plaza  One Nationwide Plaza  Mutual Insurance         Ohio        The company engages in
  Insurance Company     Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         general insurance and
                                                                                                         reinsurance business,
                                                                                                         except life insurance.
  Nationwide                                  One Nationwide Plaza  Limited Liability        Ohio        The company is engaged
  Properties, Ltd.                            Columbus, Ohio 43215       Company                         in the business of
                                                                                                         developing, owning and
                                                                                                         operating real estate
                                                                                                         and real estate
                                                                                                         investments.
  Nationwide Property   One Nationwide Plaza  One Nationwide Plaza        Stock              Ohio        The corporation engages
  and Casualty          Columbus, Ohio        Columbus, Ohio 43215                                       in a general insurance
  Insurance Company     433215                                                                           business, except life
                                                                                                         insurance.
  Nationwide Provident  103 Springer Bldg     NAME CHANGE PENDING         Stock            Delaware      This is an inactive
  Distributors,Inc      3411 Silversid Road                                                              company.
  (fka Providentmutual  Wilmington, DE 19850
  Distributors,
  Inc. -- acquired 1
  Oct 02)
  Nationwide Provident  1000 Chesterbrook     NAME CHANGE PENDING         Stock          Pennsylvania    This is a holding
  Holding Company (fka  Blvd                                                                             company.
  -Providentmutual      Berwyn, PA 19312
  Holding Company
  Provident -- acquire
  1 Oct 02)
  Nationwide                                  Two Nationwide Plaza        Stock              Ohio        The corporation is an
  Retirement Plan                             Columbus, Ohio 43215                                       insurance agency
  Services, Inc.                                                                                         providing individual
                                                                                                         and group life,
                                                                                                         disability and health
                                                                                                         insurance and marketing
                                                                                                         retirement plan
                                                                                                         administration and
                                                                                                         investments.
  Nationwide                                  Two Nationwide Plaza        Stock            Delaware      The corporation markets
  Retirement Services,                        Columbus, Ohio 43215                                       and administers
  Inc.                                                                                                   deferred compensation
                                                                                                         plans for public
                                                                                                         employees.
  Nationwide                                  Two Nationwide Plaza        Stock            Alabama       The corporation
  Retirement Solutions                        Columbus, Ohio 43215                                       provides retirement
  Inc. Of Alabama                                                                                        products,
                                                                                                         marketing/education and
                                                                                                         administration to
                                                                                                         public employees and
                                                                                                         educators.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide                                  Two Nationwide Plaza        Stock         Massachusetts    The corporation markets
  Retirement Solutions                        Columbus, Ohio 43215                                       and administers
  Insurance Agency,                                                                                      deferred compensation
  Inc.                                                                                                   plans for public
                                                                                                         employees.
  Nationwide                                  Two Nationwide Plaza        Stock            Wyoming       The corporation markets
  Retirement                                  Columbus, Ohio 43215                                       and administers
  Solutions, Inc., of                                                                                    deferred compensation
  Wyoming                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Arizona       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  ARIZONA                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Arkansas      The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  ARKANSAS                                                                                               plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Montana       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  MONTANA                                                                                                plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock             Nevada       The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  NEVADA                                                                                                 plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock           New Mexico     The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  NEW MEXICO                                                                                             plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock              Ohio        The corporation
  RETIREMENT                                  Columbus, Ohio 43215                                       provides retirement
  SOLUTIONS, INC. OF                                                                                     products,
  OHIO                                                                                                   marketing/education and
                                                                                                         administration to
                                                                                                         public employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock            Oklahoma      The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  OKLAHOMA                                                                                               plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock          South Dakota    The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  SOUTH DAKOTA                                                                                           plans for public
                                                                                                         employees.
  NATIONWIDE                                  Two Nationwide Plaza        Stock             Texas        The corporation markets
  RETIREMENT                                  Columbus, Ohio 43215                                       and administers
  SOLUTIONS, INC. OF                                                                                     deferred compensation
  TEXAS                                                                                                  plans for public
                                                                                                         employees.
  Nationwide            Three Nationwide      5475 Rings Road             Stock              Ohio        The corporation is a
  Securities, Inc.      Plaza                 Atrium II, Suite 410                                       broker-dealer and
                        Columbus, Ohio 43215  Dublin, Ohio 43017                                         provides investment
                                                                                                         management and
                                                                                                         administrative
                                                                                                         services.
  Nationwide Services                         One Nationwide Plaza    single member          Ohio        The company performs
  Company LLC                                 Columbus, Ohio 43215  Limited Liability                    shared services
                                                                         Company                         functions for the
                                                                                                         Nationwide
                                                                                                         organization.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nationwide Services                         One Nationwide Plaza  Limited Liability       Poland       The corporation
  Sp. Zo.o                                    Columbus, Ohio 43217       Company                         provides services to
                                                                                                         Nationwide Global
                                                                                                         Holdings, Inc. Poland.
  Nationwide Strategic  One Nationwide Plaza  One Nationwide Plaza  Limited Liability        Ohio        The company acts as a
  Investment Fund, LLC  Columbus, Ohio 43215  Columbus, Ohio 43215       Company                         private equity fund
  (new company 20 May                                                                                    investing in companies
  02)                                                                                                    for investment purposes
                                                                                                         and to create strategic
                                                                                                         opportunities for
                                                                                                         Nationwide.
  Nationwide                                  One Nationwide Plaza        Stock             Poland       The corporation is
  Towarzystwo                                 Columbus, Ohio 43215                                       authorized to engage in
  Ubezpieczen na Zycie                                                                                   the business of life
  S.A.                                                                                                   insurance and pension
                                                                                                         products in Poland.
  Nationwide Trust                            Three Nationwide           Federal                         This is a federal
  Company, FSB                                Plaza                   Incorporation                      savings bank chartered
                                              Columbus, Ohio 43215                                       by the Office of Thrift
                                                                                                         Supervision in the
                                                                                                         United States
                                                                                                         Department of the
                                                                                                         Treasury to exercise
                                                                                                         custody and fiduciary
                                                                                                         powers.
  Nationwide UK Asset   Gartmore House        One Nationwide Plaza        Stock           England &      The company acts as a
  Management Holdings,  8 Fenchurch Place     Columbus, Ohio 43215                          Wales        holding company.
  Ltd.                  London
                        EC3M4PH
                        United Kingdom
  Nationwide UK         Gartmore House        One Nationwide Plaza        Stock           England &      The company acts as a
  Holding Company, Ltd  8 Fenchurch Place     Columbus, Ohio 43215                          Wales        holding company.
                        London
                        EC3M4PH
                        United Kingdom
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies --          Suite 210             Suite 210                                                  provides worker's
  Construction          Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
                                                                                                         administrative services
                                                                                                         to Nevada employees in
                                                                                                         the construction
                                                                                                         industry.
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies Health and  Suite 210             Suite 210                                                  provides worker's
  Profit                Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation and
                                                                                                         administrative services
                                                                                                         to Nevada employees in
                                                                                                         the health and
                                                                                                         nonprofit Industries.
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies             Suite 210             Suite 210                                                  provides worker's
  Hospitality and       Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
  Entertainment                                                                                          administrative services
                                                                                                         to Nevada employees in
                                                                                                         the hospitality and
                                                                                                         entertainment
                                                                                                         industries.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Nevada Independent    1701 West Charleston  1701 West Charleston        Stock             Nevada       The corporation
  Companies             Suite 210             Suite 210                                                  provides worker's
  Manufacturing,        Las Vegas, NV 89102   Las Vegas, NV 89102                                        compensation
  Transportation and                                                                                     administrative services
  Distribution                                                                                           to Nevada employees in
                                                                                                         the manufacturing,
                                                                                                         transportation and
                                                                                                         distribution
                                                                                                         industries.
  Newhouse Capital                                                  Limited Liability      Delaware      The company invests in
  Partners, LLC                                                          Company                         financial services
                                                                                                         companies that
                                                                                                         specialize in
                                                                                                         e-commerce and promote
                                                                                                         distribution of
                                                                                                         financial services.
  NEWHOUSE SPECIAL                                                  Limited Liability      Delaware      The company plans to
  SITUATIONS FUND I,                                                     Company                         own and manage
  LLC                                                                                                    Contributed Securities
                                                                                                         and to achieve long
                                                                                                         -term capital
                                                                                                         appreciation from the
                                                                                                         Contributed Securities
                                                                                                         and through investments
                                                                                                         in a portfolio of other
                                                                                                         equity investments in
                                                                                                         financial service and
                                                                                                         related companies that
                                                                                                         are considered by the
                                                                                                         Company to be
                                                                                                         undervalued.
  NFS Distributors,                           One Nationwide Plaza        Stock            Delaware      The corporation acts
  Inc.                                        Columbus, Ohio 43215                                       primarily as a holding
                                                                                                         company for Nationwide
                                                                                                         Financial Services,
                                                                                                         Inc. distribution
                                                                                                         companies.
  NFSB Investments      REGISTERED            BUSINESS                    Stock            Bermuda       The corporation buys
  Ltd. New company Jul  Cedar House           Victoria Hall                                              and sells investment
  2002                  41 Cedar Ave          11 Victoria Street                                         securities for its own
                        Hamilton HM           Hamilton HM 11                                             account in order to
                                                                                                         enhance the investment
                                                                                                         returns of its
                                                                                                         affiliates.
  NGH Luxembourg, S, A                        3 rue Nicolas Welter        Stock           Luxembourg     The company acts
                                              L 2740 Luxembourg                                          primarily as a holding
                                              Grand Duchy of                                             company for Nationwide
                                              Luxembourg                                                 Global Holdings, Inc.
                                                                                                         European operations.
  NGH Netherlands, B.V                        One Nationwide Plaza        Stock          Netherlands     The company acts as a
                                              Columbus, Ohio 43215                                       holding company for
                                                                                                         other Nationwide
                                                                                                         overseas companies.
  NGH UK, Ltd.          Gartmore House        One Nationwide Plaza        Stock         United Kingdom   The company functions
                        8 Fenchurch Place     Columbus, Ohio 43215                                       as a support company
                        London                                                                           for other Nationwide
                        EC3M4PH                                                                          overseas companies.
                        United Kingdom
  NorthPointe Capital,  101 West Big Beaver   101 West Big Beaver   Limited Liability      Delaware      The company acts as a
  LLC                   Rd, Suite 1125        Rd,                        Company                         registered investment
                        Troy, MI 48084        Suite 1125                                                 advisor.
                                              Troy, MI 48084


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  PanEuroLife                                 291 route d'Arlon           Stock           Luxembourg     This Luxembourg-based
                                              BP 2408                                                    life insurance company
                                              L 1024 Luxembourg                                          provides individual
                                                                                                         life insurance
                                                                                                         primarily in the United
                                                                                                         Kingdom, Belgium and
                                                                                                         France.
  Pension Associates,                         44 East Mifflin             Stock           Wisconsin      The corporation
  Inc.                                        Street                                                     provides pension plan
                                              Madison, WI 53703                                          administration and
                                                                                                         record keeping services
                                                                                                         and pension plan
                                                                                                         compensation
                                                                                                         consulting.
  PNAM, INC.            103 Springer Bldg                                 Stock            Delaware      This is a holding
  (Provident -- Acquire 3411 Silverside Road                                                             company.
  1 Oct 02)             Wilmington, DE 19850
  Premier Agency, Inc.  5 Sierra Gate Plaza   701 Fifth Avenue            Stock              Iowa        This corporation is an
                        2d Floor              Des Moines, Iowa                                           insurance agency.
                        Roseville, CA 95678   50391
  PROVESTCO, INC.       103 Springer Bldg                                 Stock            Delaware      This is a real estate
  (Provident -- acquired 3411 Silversid Road                                                             holding company that
  1 Oct 02)             Wilmington, DE 19850                                                             serves as a general
                                                                                                         partnership in joint
                                                                                                         venture investments of
                                                                                                         NLICA.
  RCMD Financial        103 Springer Bldg                                 Stock            Delaware      This is a holding
  Services, Inc.        3411 Silversid Road                                                              company.
  (Provident -- acquired Wilmington, DE 19850
  1 Oct 02)
  Retention             One Nationwide Plaza  One Nationwide Plaza       Bermuda           Bermuda       The company will write
  Alternatives, Ltd.    Columbus, Ohio 43215  Columbus, Ohio 43215    single member                      first dollar insurance
  New Company (Jun 02)                                              limited liability                    policies in the
                                                                         company                         following lines of
                                                                                                         insurance: workers
                                                                                                         compensation, general
                                                                                                         liability and
                                                                                                         automobile liability
                                                                                                         for its affiliates in
                                                                                                         the United States.
  RF Advisors, Inc.     PO Box 12610                                      Stock          Pennsylvania    This is an inactive
  (Provident -- acquired Wilmington, DE 19850                                                            company.
  1 Oct 02)
  Riverview Agency                            98 San Jacinto Blvd         Stock             Texas        The corporation is an
                                              Suite 1100                                                 insurance agency
                                              Austin, Texas 78701                                        licensed with the Texas
                                                                                                         Department of
                                                                                                         Insurance.
  Riverview             97 East River Road    97 East River Road          Stock            Delaware      This company acts as a
  International Group,  Rumson, NJ 07760      Rumson, Jew Jersey                                         broker/dealer.
  Inc. (acquired on 27                        07760
  June 02 GGAMT)
  SBSC (Thailand)                                                   Limited Liability      Thailand      This company acts as a
  Limited                                                                Company                         holding company.
  Scottsdale Indemnity  One Nationwide Plaza  8877 North Gainey           Stock              Ohio        The corporation engages
  Company               Columbus, Ohio 43215  Center Drive                                               in a general insurance
                                              Scottsdale, AZ 85258                                       business, except life
                                                                                                         insurance.


                                                 CHART 2002 NATIONWIDE COMPANIES
                                                                     TYPE OF COMPANY        STATE           GENERAL NATURE OF
    NAME OF COMPANY         HOME OFFICE         EXECUTIVE OFFICE                         INCORPORATED            COMPANY
  Scottsdale Insurance  One Nationwide Plaza  8877 North Gainey           Stock              Ohio        The corporation
  Company               Columbus, Ohio 43215  Center Drive                                               primarily provides
                                              Scottsdale, AZ 85258                                       excess and surplus
                                                                                                         lines of property and
                                                                                                         casualty insurance.
  Scottsdale Surplus    8877 North Gainey     8877 North Gainey           Stock            Arizona       The corporation
  Lines Insurance       Center Drive          Center Drive                                               provides excess and
  Company               Scottsdale, AZ 85258  Scottsdale, AZ 85258                                       surplus lines coverage
                                                                                                         on a non-admitted
                                                                                                         basis.
  Siam Ar-Na-Khet                             One Nationwide Plaza  Limited Liability      Thailand      The company is a
  Company Limited                             Columbus, Ohio 43215       Company                         holding company.
  Software Development  PO Box 15851                                      Stock            Delaware      This is an inactive
  Corporation           Wilmington, DE 19810                                                             company.
  (Provident --
  acquired 1 Oct 02)
  TBG Insurance         2029 Century Park     2029 Century Park           Stock           California     The corporation markets
  Services Corporation  East                  East                                                       and administers
                        Suite 3720            Suite 3720                                                 executive benefit
                        Los Angeles, CA       Los Angeles, CA                                            plans.
                        90067                 90067
  Vertboise, SA                               One Nationwide Plaza   Public Limited       Luxembourg     The company acts as a
                                              Columbus, Ohio 43215  Liability Company                    real property holding
                                                                                                         company.
  Veterinary Pet        4176 La Palma Ave,    4176 La Palma Ave,          Stock           California     This company provides
  Insurance Company     Suite 100             Suite 100                                                  pet insurance.
                        Anaheim, CA 92807     Anaheim, CA 92807
  Veterinary Pet        4176 La Palma Ave,    4176 La Palma Ave,          Stock           California     This corporation acts
  Services, Inc.        Suite 100             Suite 100 Anaheim,                                         as a holding company.
                        Anaheim, CA 92807     CA 92807
  Villanova             1200 RIVER ROAD       1200 River Road       Limited Liability      Delaware      The purpose of the
  Securities, LLC       CONSHOHOCKEN,         Conshohocken, PA           Company                         company is to provide
                        PA 19428              19428                                                      brokerage services for
                                                                                                         block mutual fund
                                                                                                         trading for both
                                                                                                         affiliated and
                                                                                                         non-affiliated
                                                                                                         Investment advisors and
                                                                                                         perform block mutual
                                                                                                         fund trading directly
                                                                                                         with fund companies.
  Washington Square     300 Continental                                   Stock          Pennsylvania    This company provided
  Administrative        Drive                                                                            administrative services
  Services, Inc.        Newark, DE                                                                       to NLACA.
  (Provident --         19713-4399
  acquired 1 Oct 02)
  Western Heritage      6263 North            6263 North                  Stock            Arizona       The corporation
  Insurance Company     Scottsdale Road       Scottsdale Road                                            underwrites excess and
                        Suite 240             Suite 240                                                  surplus lines of
                        Scottsdale, AZ 85250  Scottsdale, AZ 85250                                       property and casualty
                                                                                                         insurance.

[FLOW CHART]

[FLOW CHART]

[FLOW CHART]

[FLOW CHART]

[FLOW CHART]

[FLOW CHART]

Item 30.  Indemnification

The By-Laws of Nationwide Life Insurance Company of America provide as follows:

                                   ARTICLE IX

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

     Section 9.01. Indemnification. The Corporation shall indemnify any present, former or future Director, officer, employee or agent of the Corporation or any person who may serve or have served at its request as a Director, officer, employee, member, fiduciary, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise or association, to the extent provided in the Corporation's Articles of Incorporation.

     Section 9.02. Non-exclusivity and Supplementary Coverage. The indemnification and advancement of expenses provided for in this Article IX and the Corporation's Articles of Incorporation shall not be deemed exclusive of any other rights to which those persons seeking indemnification and advancement of expenses may be entitled under any By-Law, agreement, vote of the shareholders or disinterested Directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding that office, and shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person; provided, however that indemnification pursuant to this Article IX and the Articles of Incorporation shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or ensure in any manner its indemnification obligations.

     Section 9.03. Payment of Indemnification. An indemnified Director, officer or employee shall be entitled to indemnification within thirty days after a determination that such Director, officer or employee is so entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise as permitted under Section 1746 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision.

     Section 9.04. Payment of Expenses. Expenses incurred by a Director, officer or employee in defending any such action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that said Director, officer or employee is not entitled to be indemnified by the Corporation. Advancement of expenses shall be authorized by the Board of Directors.

     Section 9.05. Proceedings Initiated by a Director, Officer and Other Persons. Notwithstanding the provisions of Sections 9.01 and 9.02, the Corporation shall not indemnify a Director, officer or employee for any liability incurred in an action, suit or proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the action, suit or proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of Directors in office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter

     (a) Other Activity. 1717 Capital Management Company ("1717") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. 1717 is also principal underwriter for Market Street Fund, for Nationwide Provident VLI Separate Account A, Nationwide Provident VA Separate Account 1, and Nationwide Provident VA Separate Account A.

     (b) Management. The following information is furnished with respect to the officers and directors of 1717:

NAME AND PRINCIPAL                 POSITIONS AND OFFICES            POSITIONS AND OFFICES
BUSINESS ADDRESS*                        WITH 1717                     WITH DEPOSITOR
------------------                 ---------------------            ---------------------

Peter D. Cuozzo..............  Director and Senior Vice        Senior Vice President
                               President
Lance A. Reihl...............  Director, President, and        N/A
                               Chief Operating Officer
Gary D. McMahan..............  Director                        Director, President and Chief
                                                               Operating Officer
James D. Benson..............  Senior Vice President           Senior Vice President and
                                                               Assistant Treasurer
Scott V. Carney..............  Senior Vice President           Senior Vice President and
                                                               Actuary
William E. Mabe***...........  Senior Vice President           Senior Vice
                                                               President-Operations
Denise Sortino***............  Senior Vice President           Senior Vice President
Thomas E. Barnes**...........  Vice President and Secretary    Vice President and Assistant
                                                               Secretary
Todd Miller..................  Treasurer                       N/A
Kathleen Walsh***............  Vice President                  Vice President

---------------
  * Principal business address is c/o Nationwide Life Insurance Company of America, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181, unless otherwise noted.

 ** The address is One Nationwide Plaza, Columbus, Ohio 43215.

*** The address is 300 Continental Drive, Newark, Delaware 19713.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)             (2)                                              (5)
  NAME OF     NET UNDERWRITING         (3)             (4)
 PRINCIPAL     DISCOUNTS AND     COMPENSATION ON    BROKERAGE
UNDERWRITER     COMMISSIONS        REDEMPTION      COMMISSIONS   COMPENSATION
-----------   ----------------   ---------------   -----------   ------------
 1717               N/A               None             N/A           N/A

Item 32.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Nationwide Life Insurance Company of America at 300 Continental Drive, Newark, DE 19713 or at 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181.

Item 33.  Management Services

All management contracts are discussed in Part A or Part B.

Item 34.  Fee Representation

Nationwide Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide Life Insurance Company of America.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Nationwide Provident VLI Separate Account 1 and Nationwide Life Insurance Company of America have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania, on the 17th day of February, 2003.

                                             NATIONWIDE PROVIDENT VLI
                                             SEPARATE ACCOUNT 1 (REGISTRANT)
                                             By: NATIONWIDE LIFE INSURANCE
                                                 COMPANY OF AMERICA (DEPOSITOR)


           Attest: /s/ KATHERINE DEPERI                            By: /s/ GARY D. MCMAHAN
---------------------------------------------------    ----------------------------------------------
                     Katherine DePeri                                  Gary D. McMahan
                                                               Director, President, and Chief
                                                                      Operating Officer

                                                                  NATIONWIDE LIFE INSURANCE
                                                               COMPANY OF AMERICA (DEPOSITOR)

           Attest: /s/ KATHERINE DEPERI                            By: /s/ GARY D. MCMAHAN
---------------------------------------------------    ----------------------------------------------
                     Katherine DePeri                                  Gary D. McMahan
                                                               Director, President, and Chief
                                                                      Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on February 17, 2003.

                    SIGNATURES                                              TITLE
                    ----------                                              -----
                /s/ GARY D. MCMAHAN                       Director, President, and Chief Operating
---------------------------------------------------          Officer (Principal Executive Officer)
                  Gary D. McMahan

                /s/ JAMES D. BENSON                     Senior Vice President and Assistant Treasurer
---------------------------------------------------              (Principal Financial Officer/
                  James D. Benson                               Principal Accounting Officer)

                         *                                 Director, Chairperson of the Board, and
---------------------------------------------------                Chief Executive Officer
                  W.G. Jurgensen

                         *                               Director and Vice Chairperson of the Board
---------------------------------------------------
                 Joseph J. Gasper

                         *                                                Director
---------------------------------------------------
                 Richard A. Karas

                         *                                                Director
---------------------------------------------------
                 Robert A. Rosholt

                         *                                  Director, Senior Vice President, and
---------------------------------------------------                  Assistant Treasurer
                 Mark A. Thresher

             *By: /s/ KATHERINE DEPERI
   ---------------------------------------------
                 Katherine DePeri
                 Attorney-In-Fact
           Pursuant to Power of Attorney